Putnam
Balanced
Retirement
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


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Fund highlights

* "Putnam's competitive advantage lies in spending a great deal of time visiting companies, undertaking fundamental research to find those organizations that are pursuing meaningful changes in their operations."

                                   -- Edward P. Bousa, manager
                                      Putnam Balanced Retirement Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

15 Portfolio holdings

48 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Balanced Retirement Fund's portfolio of equities and fixed-income securities is designed to provide relatively steady performance when markets develop turbulence. The strategy was put to the test during the fiscal year that ended on October 31, 1998. I am pleased to report that your fund's diversification and relatively conservative strategy served it well during what turned out to be one of the most volatile periods in recent memory.

Even with a portfolio such as your fund's, these results did not occur automatically. The breadth of experience and depth of expertise represented by the fund's managers and the analysts who support them span the full range of asset classes. The fund also benefited from astute asset allocation shifts, market sector moves, and strong stock selection.

In the following report, the management team discusses the fund's performance in fiscal 1998's challenging environment and offers commentary on prospects for the new fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Managers
Edward P. Bousa, lead manager
Jeffrey J. Kobylarz
Charles G. Pohl
James M. Prusko
David L. Waldman

After several years of steady gains, both the stock and bond markets were rocked by a series of unusual events during the summer and fall of 1998. While Putnam Balanced Retirement Fund enjoyed the benefit of a positive investment environment during most of its fiscal year, it also suffered from the downturns sparked by Russia's default and currency devaluation in August and the collapse of hedge fund Long-Term Capital Management in September. The fund's balanced strategy helped soften the effects of these events somewhat, while interest-rate cuts by the Federal Reserve Board helped buoy investor sentiment, encouraging rebounds in both markets late in the period.

Considering this challenging environment, your fund posted what we consider respectable returns for its fiscal year ended October 31, 1998; total return for class A shares was 7.86% (1.66% at public offering price). For more performance information, including results for other share classes and over longer periods, please turn to pages 9 through 11.

* ASSET ALLOCATION, SECTOR MOVES HELP INSULATE FUND FROM SHARP MARKET
  DECLINES

Through much of the first part of the fiscal year, investors tried to discern what effects, if any, Asian financial problems might have on global economic growth. However, as long as returns remained positive, the markets shrugged off any uncertainty. That complacency quickly dissipated when Russia announced it would default on most of its short-term debt in mid August, and its currency, the ruble, devalued sharply.

Both the stock and bond markets witnessed sharp declines as investors ran from any but the safest investments in a flight to quality. U.S. Treasury securities enjoyed unusually strong gains as did large, steady-growth blue-chip stocks. In September, the collapse of hedge fund Long-Term Capital Management sparked a similar flight to quality amid fears that the fixed-income markets were facing a credit crunch, with lenders unwilling to lend even to the most creditworthy borrowers. The Fed stepped in and steadied the situation by lowering key short-term interest rates at its meeting in September. Then, in an unusual move, it did so again between meetings in October and for a third time in November, shortly after the close of your fund's fiscal year. The Fed's actions helped calm the markets, prompting a rebound beginning in late October.

The fund benefited from an increase in its bond holdings undertaken in May. At that time, the stock market appeared to be reaching peak valuations, while bonds had lagged. Building up the bond position helped the fund's performance through the summer, since bonds tended to perform better than stocks over the period.

In addition, the fund's equity portfolio benefited from an increase in consumer staple stocks such as Sara Lee, Heinz, and Anheuser Busch as well as electric utility holdings such as Texas Utilities and Duke Energy. These investments held up well during the market declines because they are high-quality companies that enjoy steady, recurring revenues -- an important quality in an uncertain investment environment. While these holdings, as well as others discussed in this report, were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and
finance                    17.2%

Utilities                   9.1%

Oil and gas                 6.7%

Transportation              3.5%

Food and
beverages                   3.1%


Footnote reads:
*Based on net assets as of 10/31/98. Holdings will vary over time.



* FUND BENEFITS FROM CONSISTENT, VALUE-ORIENTED APPROACH

The fund also continued to benefit from strong stock picking among companies and sectors that appeared to be poised for consolidation. During the past six months, the fund's holdings in Rubbermaid and Amoco were strong performers because these two firms were acquired by other companies with the fund benefiting from the transactions. On the negative side, the fund's airline stocks such as Delta and UAL (the holding company for United Airlines) suffered despite posting solid earnings growth. Investors apparently feared that any slowdown caused by Asian economic difficulties might lead to a recession that would markedly hurt airlines' prospects.

Following the fund's value strategy, we found many opportunities to buy attractive stocks during the market's weakness. In general, we sold consumer nondurable stocks in order to invest in other areas, notably finance and retail. We also sold some energy stocks that had performed well, since their fundamentals looked less appealing going forward. Among the holdings we added to the portfolio was a bond of Federated Department Stores, a well-managed company that appeared poised to bounce back from some weakness in September and October. Also appealing was the stock of Computer Associates, a software company.

* FIXED INCOME: SHIFT TO HIGHER QUALITY

Starting with the onslaught of the Asian financial crisis in the fall of 1997, all other sectors of the bond market underperformed U.S. Treasury securities. In the spring, it appeared that the robust U.S. economy would remain strong for some time, leading most market participants to anticipate an increase in short-term interest rates by an inflation-averse Fed, a move that many believed would slow economic growth.

When positioning the bond portfolio, we aim to provide income first and foremost; capital appreciation is secondary. As a result, we sought to add yield by increasing the allocated assets to non-Treasury sectors because they offered significant yield advantages. We considered these advantages appropriate compensation for the additional risk.


[GRAPHIC OMITTED: TOP FIVE EQUITY HOLDINGS]

TOP FIVE EQUITY HOLDINGS

BankAmerica Corp.
Insurance and finance

Philip Morris
Consumer nondurables

GTE Corp.
Utilities

Bristol-Meyers Squibb Co.
Pharmaceuticals

Exxon Corp.
Oil and gas

[GRAPHIC OMITTED: TOP FIVE FIXED-INCOME HOLDINGS]

TOP FIVE FIXED-INCOME HOLDINGS

U. S. Treasury notes
5 1/2s, 5/31/03

U. S. Treasury bonds
5 1/2s, 8/15/28

Government National Mortgage Association pass-through certificates, 7s, various due dates 2023-2028

U. S. Treasury bonds
5 1/4s, 8/15/03

U. S. Treasury notes
5 1/2s, 3/31/03


Footnote reads:
The top 5 equity holdings and the top 5 fixed income holdings represent 14.7% of the fund's net assets. Holdings will vary over time.


Among the areas in which we invested was emerging-markets debt. When Russia defaulted on its debt, an unprecedented flight to quality resulted as investors quickly pulled assets out of all emerging markets. While we acted to liquidate the fund's emerging-markets debt, we were not able to prevent a loss to the fund.

August proved to be one of the worst months in the history of the non-Treasury sectors of the bond market. Treasury securities outperformed investment-grade corporate securities by 3%, high-yield debt by 7%, and emerging-markets debt by 27%. Since the bond portfolio was focused on the income advantages offered by non-Treasuries, the fund did not perform as well as it would have if it had held more Treasuries.

Investors worldwide sought these securities as a safe haven from the market's dislocations, since they offered liquidity; they would be easy to sell when other markets improved. The flight to quality resumed in October, amid fears of recession, the credit crunch, and other fallout from the collapse of Long-Term Capital.

More recently, the Fed's interest-rate cuts have sparked some improvement in the fixed-income markets, but we are faced with a new investment landscape. There appears to be less liquidity in non-Treasury sectors because investors have become much more discriminating about whether a security compensates them adequately for the investment risk. Accordingly we currently expect the fund's fixed-income portfolio to focus on investing in higher-quality instruments going forward, including a recent increase in the Treasury allocation.

High-yield securities will continue to be an important part of the fund's strategy, however, especially since we believe Putnam's extensive credit research capability gives us a distinct advantage. Nevertheless, the allocation to high-yield holdings probably will be lower going forward. While the outlook for that sector is positive and buying opportunities are intriguing, it appears that risk levels in this sector have increased. In addition, we expect the fund's investment in emerging-markets debt will be extremely limited if there is any at all.

* OUTLOOK: RATE CUTS REDUCE CHANCE OF RECESSION

With the help of the Fed's recent rate cuts, it now appears to us that the U.S. economy will not go into recession as some had feared. Within that context, the fund's equity management will continue to pursue its value-oriented strategy, seeking to take advantage of low valuations. Putnam's competitive advantage lies in spending a great deal of time visiting companies, undertaking fundamental research to find those organizations that are pursuing meaningful changes in their operations. The value strategy pays dividends when we can find stocks that combine a low valuation with some sort of impetus or momentum to turn things around.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Balanced Retirement Fund is designed for investors seeking high current return and relative stability of principal from a diversified portfolio of equity and debt securities.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                Class A           Class B           Class M
(inception date)               (4/19/85)         (2/1/94)          (3/17/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       7.86%    1.66%    7.08%    2.29%    7.30%    3.59%
------------------------------------------------------------------------------
5 years                     75.32    65.16    69.13    67.13    71.25    65.24
Annual average              11.88    10.56    11.08    10.82    11.36    10.57
------------------------------------------------------------------------------
10 years                   215.00   196.83   191.26   191.26   198.88   188.55
Annual average              12.16    11.49    11.28    11.28    11.57    11.18
------------------------------------------------------------------------------
Life of fund               313.94   290.27   269.45   269.45   282.47   269.18
Annual average              11.07    10.59    10.14    10.14    10.42    10.13
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/98

                                    Standard      Lehman Bros.
                                    & Poor's      Govt./Corp.      Consumer
                                   500 Index      Bond Index     Price Index
------------------------------------------------------------------------------
1 year                               21.99%         10.28%          1.36%
------------------------------------------------------------------------------
5 years                             162.66          40.09          12.42
Annual average                       21.31           6.98           2.37
------------------------------------------------------------------------------
10 years                            418.25         140.13          36.27
Annual average                       17.89           9.16           3.14
------------------------------------------------------------------------------
Life of fund                        808.80         258.39          53.23
Annual average                       17.76           9.91           3.21
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/31/88


                   Fund's class A      S&P 500       Lehman Govt./Corp
Date/year          shares at POP        Index            Bond Index

10/31/88               9,425            10,000             10,000
10/31/89              10,961            12,640             1,0449
10/31/90              10,014            11,695             1,1106
10/31/91              12,947            15,612             1,1431
10/31/92              14,391            17,167             1,1796
10/31/93              16,935            19,732             12,121
10/31/94              16,832            20,496             12,437
10/31/95              20,086            25,915             12,787
10/31/96              23,161            32,160             13,169
10/31/97              27,531            42,487             13,443
10/31/98             $29,683           $51,825            $24,013

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $29,126 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $29,888 ($28,855 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
for 12 months ended 10/31/98

                               Class A       Class B      Class M
----------------------------------------------------------------------
Distributions (number)            4             4            4
----------------------------------------------------------------------
Income                         $0.356        $0.279       $0.304
----------------------------------------------------------------------
Capital gains
----------------------------------------------------------------------
Long-term                       0.610         0.610        0.610
----------------------------------------------------------------------
Short-term                      0.355         0.355        0.355
----------------------------------------------------------------------
 Total                         $1.321        $1.244       $1.269
----------------------------------------------------------------------
Share value:                NAV      POP       NAV      NAV      POP
----------------------------------------------------------------------
10/31/97                     $11.48  $12.18  $11.40   $11.44   $11.85
----------------------------------------------------------------------
10/31/98                      11.01   11.68   10.92    10.96    11.36
----------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------
Current dividend rate1         4.00%   3.77%   3.30%    3.54%    3.42%
----------------------------------------------------------------------
Current 30-day SEC yield2      3.74    3.52    2.97     3.21     3.10
----------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (4/19/85)         (2/1/94)          (3/17/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       2.77%   -3.18%    2.09%   -2.48%    2.22%   -1.33%
------------------------------------------------------------------------------
5 years                     72.21    62.31    66.07    64.07    68.18    62.23
Annual average              11.48    10.17    10.68    10.41    10.96    10.16
------------------------------------------------------------------------------
10 years                   211.86   193.87   188.33   188.33   195.68   185.30
Annual average              12.05    11.38    11.17    11.17    11.45    11.05
------------------------------------------------------------------------------
Life of fund               302.66   279.63   259.64   259.64   272.00   259.08
Annual average              10.91    10.43     9.98     9.98    10.26     9.97
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard's & Poor's 500 Index* is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

Lehman Brothers Government/Corporate Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, nonconvertible investment-grade corporate debt securities and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
 Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
Putnam Balanced Retirement Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Balanced Retirement Fund (the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 1998




Portfolio of investments owned
October 31, 1998


COMMON STOCKS (48.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             63,200  Raytheon Co. Class B                                                                   $    3,669,550

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
             11,013  PSF Holdings LLC Class A (acquired various
                       dates from 5/20/94 to 8/25/94, cost $387,226) (NON) (RES)                                   192,948

Automotive (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            103,200  Ford Motor Co.                                                                              5,598,600
             59,000  General Motors Corp.                                                                        3,720,688
                                                                                                            --------------
                                                                                                                 9,319,288

Basic Industrial Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             91,000  Deere (John) & Co.                                                                          3,219,125
            100,000  Owens-Illinois, Inc. (NON)                                                                  3,056,250
                                                                                                            --------------
                                                                                                                 6,275,375

Building and Construction (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Masco Corp.                                                                                 1,409,375

Business Equipment and Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Xerox Corp.                                                                                 3,875,000

Cable Television (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             81,500  Comcast Corp. Class A                                                                       4,024,063

Chemicals (2.0%)
--------------------------------------------------------------------------------------------------------------------------
             26,600  Dow Chemical Co.                                                                            2,490,425
             93,000  du Pont (E.I.) de Nemours & Co., Ltd.                                                       5,347,500
             54,000  Eastman Chemical Co.                                                                        3,172,500
             62,600  Minnesota Mining & Manufacturing Co.                                                        5,008,000
                                                                                                            --------------
                                                                                                                16,018,425

Computer Equipment (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            142,200  Compaq Computer Corp.                                                                       4,497,075
             64,300  Sun Microsystems, Inc. (NON)                                                                3,745,475
                                                                                                            --------------
                                                                                                                 8,242,550

Computer Services and Software (1.2%)
--------------------------------------------------------------------------------------------------------------------------
             80,300  Computer Associates International, Inc.                                                     3,161,813
             46,000  IBM Corp.                                                                                   6,828,125
                                                                                                            --------------
                                                                                                                 9,989,938

Consumer Durable Goods (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             92,100  Hasbro, Inc.                                                                                3,229,256

Consumer Non Durables (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             33,500  Colgate-Palmolive Co.                                                                       2,960,563
                303  Hedstrom Holdings, Inc. 144A                                                                      303
             73,000  Kimberly-Clark Corp.                                                                        3,522,250
            168,700  Philip Morris Cos., Inc.                                                                    8,624,788
                                                                                                            --------------
                                                                                                                15,107,904

Consumer Services (--%)
--------------------------------------------------------------------------------------------------------------------------
                 25  AmeriKing, Inc. (NON)                                                                           1,000

Electronics and Electrical Equipment (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             36,700  Eaton Corp.                                                                                 2,484,131
             58,700  Emerson Electric Co.                                                                        3,874,200
             68,000  Motorola, Inc.                                                                              3,536,000
                238  Sensormatic Electronics Corp. (NON)                                                             1,339
             83,750  Texas Instruments, Inc.                                                                     5,354,766
                                                                                                            --------------
                                                                                                                15,250,436

Food and Beverages (3.0%)
--------------------------------------------------------------------------------------------------------------------------
             72,700  Anheuser Busch Cos., Inc.                                                                   4,321,106
            126,000  ConAgra, Inc.                                                                               3,835,125
             49,300  Heinz (H.J.) Co.                                                                            2,865,563
             51,300  Nabisco Holdings Corp. Class A                                                              1,936,575
             89,500  PepsiCo, Inc.                                                                               3,020,625
             70,000  Sara Lee Corp.                                                                              4,178,125
             58,600  Wendy's International, Inc.                                                                 1,230,600
            125,800  Whitman Corp.                                                                               2,696,838
                                                                                                            --------------
                                                                                                                24,084,557

Health Care (2.0%)
--------------------------------------------------------------------------------------------------------------------------
             92,000  Baxter International, Inc.                                                                  5,514,250
            147,800  Columbia/HCA Healthcare Corp.                                                               3,103,800
            134,800  HEALTHSOUTH Corp. (NON)                                                                     1,634,450
             43,700  Merck & Co., Inc.                                                                           5,910,425
                                                                                                            --------------
                                                                                                                16,162,925

Insurance and Finance (11.0%)
--------------------------------------------------------------------------------------------------------------------------
             79,800  Allstate Corp.                                                                              3,436,388
             80,700  American General Corp.                                                                      5,527,950
            122,738  Banc One Corp.                                                                              5,998,820
            176,143  BankAmerica Corp.                                                                          10,117,214
             73,200  BankBoston Corp.                                                                            2,694,675
                493  Bankers Trust New York Corp. (CUS)                                                             30,967
             71,800  Charter One Financial, Inc.                                                                 1,970,012
             58,000  CIGNA Corp.                                                                                 4,230,375
            162,500  Citigroup, Inc.                                                                             7,647,656
             67,100  Federal National Mortgage Association                                                       4,751,519
             58,400  First Union Corp.                                                                           3,387,200
             73,200  Hartford Financial Services Group                                                           3,888,750
             90,500  Household International, Inc.                                                               3,308,906
            100,400  KeyCorp                                                                                     3,043,375
             32,300  Mercantile Bancorpation, Inc.                                                               1,475,706
             39,000  Morgan (J.P.) & Co., Inc.                                                                   3,675,750
             76,800  Morgan Stanley, Dean Witter, Discover and Co.                                               4,972,800
            135,000  Norwest Corp.                                                                               5,020,313
             79,200  PNC Bank Corp.                                                                              3,960,000
             76,500  Reliastar Financial Corp.                                                                   3,351,656
             74,250  Synovus Financial Corp.                                                                     1,721,672
             92,200  Washington Mutual, Inc.                                                                     3,451,738
              2,000  Wells Fargo & Co.                                                                             740,000
                                                                                                            --------------
                                                                                                                88,403,442

Oil and Gas (5.2%)
--------------------------------------------------------------------------------------------------------------------------
             64,000  Amoco Corp.                                                                                 3,592,000
             42,300  Atlantic Richfield Co.                                                                      2,913,413
             62,836  British Petroleum PLC ADR (United Kingdom)                                                  5,557,059
             42,000  Chevron, Inc.                                                                               3,423,000
             39,400  Conoco, Inc. (NON)                                                                            980,075
             48,000  Elf Aquitane ADR (France)                                                                   2,784,000
             65,000  Enron Corp.                                                                                 3,428,750
            108,000  Exxon Corp.                                                                                 7,695,000
             68,000  Kerr-McGee Corp.                                                                            2,711,500
             82,000  Mobil Corp.                                                                                 6,206,375
             47,900  Total Corp. ADR (France)                                                                    2,802,150
                                                                                                            --------------
                                                                                                                42,093,322

Paper and Forest Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             41,200  Temple Inland, Inc.                                                                         2,000,775
             99,000  Weyerhaeuser Co.                                                                            4,634,438
                                                                                                            --------------
                                                                                                                 6,635,213

Pharmaceuticals (2.5%)
--------------------------------------------------------------------------------------------------------------------------
            116,000  American Home Products Corp.                                                                5,655,000
             70,000  Bristol-Myers Squibb Co.                                                                    7,739,375
            134,160  Pharmacia & Upjohn, Inc.                                                                    7,102,095
                                                                                                            --------------
                                                                                                                20,496,470

Photography (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             44,000  Eastman Kodak Co.                                                                           3,410,000

Publishing (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             38,000  McGraw-Hill, Inc.                                                                           3,417,625

Real Estate (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             69,000  Equity Residential Properties Trust (R)                                                     2,898,000
             99,000  Starwood Hotels & Resorts (R)                                                               2,802,938
                                                                                                            --------------
                                                                                                                 5,700,938

Retail (1.4%)
--------------------------------------------------------------------------------------------------------------------------
             54,200  Albertson's, Inc.                                                                           3,011,488
                 12  Mothers Work, Inc. (NON)                                                                          101
             64,200  May Department Stores Co.                                                                   3,916,200
            100,300  Sears, Roebuck & Co.                                                                        4,507,231
                                                                                                            --------------
                                                                                                                11,435,020

Telecommunications (--%)
--------------------------------------------------------------------------------------------------------------------------
                170  Intermedia Communications, Inc. (NON)                                                           3,145

Transportation (1.9%)
--------------------------------------------------------------------------------------------------------------------------
            144,900  Burlington Northern Santa Fe Corp.                                                          4,473,788
             28,400  Delta Air Lines, Inc.                                                                       2,997,975
             41,000  FDX Corp. (NON)                                                                             2,155,063
              4,100  Norfolk Southern Corp.                                                                        130,930
            111,300  Ryder System, Inc.                                                                          2,740,763
             45,000  UAL Corp. (NON)                                                                             2,922,188
                                                                                                            --------------
                                                                                                                15,420,707

Utilities (7.1%)
--------------------------------------------------------------------------------------------------------------------------
             99,400  American Telephone & Telegraph Co.                                                          6,187,650
            139,200  Ameritech Corp.                                                                             7,508,100
             63,600  Bell Atlantic Corp.                                                                         3,378,750
             72,200  Duke Energy Corp.                                                                           4,670,438
             14,400  Edison International                                                                          378,793
            104,200  Entergy Corp.                                                                               2,995,750
            137,000  GTE Corp.                                                                                   8,040,188
            109,400  OGE Energy Corp.                                                                            2,905,938
             87,000  P P & L Resources, Inc.                                                                     2,359,875
            101,100  Potomac Electric Power Co.                                                                  2,647,556
            108,000  SBC Communications, Inc.                                                                    5,001,750
            118,000  Sempra Energy (NON)                                                                         3,068,000
             50,300  Sprint Corp.                                                                                3,860,525
             32,000  Texas Utilities Co.                                                                         1,400,000
             82,900  Western Resources, Inc.                                                                     2,901,500
                                                                                                            --------------
                                                                                                                57,304,813
                                                                                                            --------------
                     Total Common Stocks (cost $340,305,318)                                                $  391,173,285

CORPORATE BONDS AND NOTES (18.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (0.1%)
--------------------------------------------------------------------------------------------------------------------------
        $   300,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $      316,500
            190,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                             201,400
             10,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                            10,250
            210,000  Outdoor Communications Inc. sr. sub. notes
                       9 1/4s, 2007                                                                                214,725
             10,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                              10,400
                                                                                                            --------------
                                                                                                                   753,275

Aerospace and Defense (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                  18,600
            100,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                               92,000
            100,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                        102,000
             40,000  BE Aerospace, Inc. 144A sr. sub. notes 9 1/2s, 2008                                            40,900
             30,000  BE Aerospace Inc. sr. sub. notes Ser. B, 8s, 2008                                              28,050
            100,000  Burke Industries, Inc. company guaranty 10s, 2007                                              95,500
             20,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                       19,000
          1,330,000  Raytheon Co notes 6.45s, 2002                                                               1,371,589
            105,000  Sequa Corp. bonds 8 3/4s, 2001                                                                106,050
                                                                                                            --------------
                                                                                                                 1,873,689

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
            127,869  Premium Standard Farms, Inc. sr. secd. notes
                       11s, 2003 (acquired various dates 9/17/96 to
                       6/25/97, cost $124,913) (RES) (PIK)                                                         134,902
             40,000  Purina Mills, Inc. 144A sr. sub. notes 9s, 2010                                                40,000
                                                                                                            --------------
                                                                                                                   174,902

Apparel (--%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                                   57,000

Automotive (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  Accuride Corp. sr. sub. notes Ser. B, 9 1/4s, 2008                                            232,500
             47,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                          47,940
              5,000  Cambridge Industries, Inc. company guaranty
                       Ser. B, 10 1/4s, 2007                                                                         4,400
          1,085,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                     1,159,963
            885,000  Ford Motor Co. bonds 6 5/8s, 2028                                                             877,522
            200,000  Hayes Wheels International, Inc. company guaranty
                       Ser. B, 9 1/8s, 2007                                                                        201,000
            210,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            226,800
             10,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                         9,200
             80,000  Talon Automotive Group sr. sub. notes
                       Ser. B, 9 5/8s, 2008                                                                         70,400
            125,000  Walbro Corp. sr. notes Ser. B, 9 7/8s, 2005                                                   116,250
                                                                                                            --------------
                                                                                                                 2,945,975

Basic Industrial Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  American Standard Companies, Inc. sr. notes
                       7 3/8s, 2008                                                                                187,150
            110,000  Axia, Inc. 144A sr.sub. notes 10 3/4s, 2008                                                   103,400
            250,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                            212,500
            160,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                     166,360
              5,000  Roller Bearing Co. company guaranty
                       Ser. B, 9 5/8s, 2007                                                                          4,650
                                                                                                            --------------
                                                                                                                   674,060

Broadcasting (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            245,000  Affinity Group Holdings sr. notes 11s, 2007                                                   235,813
            100,000  Allbritton Communications Co. sr. sub. deb.
                       Ser. B, 9 3/4s, 2007                                                                        101,000
             70,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                         65,800
             75,000  American Radio Systems Corp. company guaranty
                       9s, 2006                                                                                     80,250
             75,000  Benedek Broadcasting sr. notes 11 7/8s, 2005                                                   78,750
            180,000  Benedek Communications Corp. sr. disc. notes stepped-
                       coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                                119,700
             45,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                         32,850
            205,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                              203,975
             20,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                       16,000
             60,000  Chancellor Media Corp. sr. sub notes Ser. B,
                       8 1/8s, 2007                                                                                 57,300
             10,000  Citadel Broadcasting Co. sr. sub. notes 10 1/4s, 2007                                          10,575
             90,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                       zero % (10 1/4s, 11/1/02), 2007 (STP)                                                        53,100
            120,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                             112,800
            220,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                               213,400
             75,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                        71,250
            250,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                        215,000
             10,000  Gray Communications Systems, Inc. sr. sub. notes
                       10 5/8s, 2006                                                                                10,150
             15,000  Heritage Media Services Corp. sr. sub. notes
                       8 3/4s, 2006                                                                                 15,675
            250,000  Jacor Communications, Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                        260,000
            140,000  Lenfest Communications, Inc. sr. sub. notes
                       10 1/2s, 2006                                                                               158,200
             25,000  Pegasus Media & Communications notes
                       Ser. B, 12 1/2s, 2005                                                                        27,250
              5,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, zero %, (12s, 5/15/00), 2004 (STP)                                                    4,500
             40,000  Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                        40,200
            225,000  Sinclair Broadcast Group, Inc. company guaranty
                       9s, 2007                                                                                    216,563
             30,000  Sinclair Broadcast Group, Inc. sr. sub. notes
                       8 3/4s, 2007                                                                                 28,500
             25,000  Spanish Broadcasting sr. notes Ser. B, 11s, 2004                                               25,250
             15,000  TV Azteca S.A. de C.V. sr. notes
                       10 1/2s, 2007 (Mexico)                                                                       10,500
                                                                                                            --------------
                                                                                                                 2,464,351

Building and Construction (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Albecca Inc. 144A sr. sub. notes 10 3/4s, 2008                                                 85,500
             20,000  American Architectural Products Corp. company guaranty
                       11 3/4s, 2007                                                                                17,000
             35,000  Atrium Companies Inc. 144A sr. sub. notes
                       10 1/2s, 2006                                                                                35,350
             10,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                                         9,950
             20,000  D.R. Horton Inc. company guaranty 10s, 2006                                                    20,200
             70,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                                30,100
            750,000  Guangdong Enterprises 144A sr. notes
                       8 7/8s, 2007 (China)                                                                        262,973
             20,000  Jackson Products, Inc. company guaranty
                       Ser. B, 9 1/2s, 2005                                                                         19,100
             75,000  M.D.C. Holdings, Inc. notes Ser. B, 11 1/8s, 2003                                              75,750
             40,000  Morris Material Handling, Inc. company guaranty
                       9 1/2s, 2008                                                                                 27,200
             40,000  Republic Group Inc. 144A sr. sub. notes 9 1/2s, 2008                                           37,300
             75,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                               79,500
                                                                                                            --------------
                                                                                                                   699,923

Business Equipment and Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Cex Holdings, Inc. 144A sr. sub. notes 9 5/8s, 2008                                            37,200
             90,000  Iron Mountain, Inc. med. term notes
                       company guaranty 10 1/8s, 2006                                                               94,950
             20,000  Outsourcing Solutions, Inc. sr. sub. notes
                       Ser. B, 11s, 2006                                                                            18,400
            233,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               249,310
            210,000  U.S. Office Products Co. 144A sr. sub notes
                       9 3/4s, 2008                                                                                168,000
                                                                                                            --------------
                                                                                                                   567,860

Cable Television (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             95,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                               72,200
            177,375  Adelphia Communications Corp. sr. notes
                       9 1/2s, 2004 (PIK)                                                                          182,696
             80,000  Century Communications Corp. sr. notes
                       8 3/4s, 2007                                                                                 82,800
             75,000  Century Communications Corp. sr. notes
                       8 7/8s, 2007                                                                                 78,000
            325,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                                     341,751
             75,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                                 84,000
              5,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2023                                                   5,350
            250,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                     251,963
            305,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                      195,200
            210,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                      155,400
             30,000  Globo Communicacoes 144A sr. notes
                       10 5/8s, 2008 (Brazil)                                                                       15,750
            175,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                            190,750
             55,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                  58,575
             70,000  Lenfest Communications, Inc. sr. sub. notes
                       8 1/4s, 2008                                                                                 70,000
            110,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                       coupon zero % (13 1/2s, 8/1/99), 2004 (STP)                                                 107,250
             45,000  Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                                 47,250
            175,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s, 2005                                          189,875
                                                                                                            --------------
                                                                                                                 2,128,810

Chemicals (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            835,000  Arco Chemical Co. deb. 9.8s, 2020                                                             801,157
            900,000  Equistar Chemicals LP notes 9 1/8s, 2002                                                      948,339
             60,000  Geo Specialty Chemicals, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                                54,000
             50,000  Huntsman Corp. 144A sr. sub. notes FRN
                       9.031s, 2007                                                                                 46,500
             10,000  Pioneer Americas Acquisition 144A sr. notes
                       9 1/4s, 2007                                                                                  7,500
             25,000  Polytama International notes 11 1/4s, 2007 (Indonesia)                                          3,250
             30,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                         8,400
             85,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                  39,950
             15,000  Union Carbide Global Enterprises sr. sub. notes
                       Ser. B, 12s, 2005                                                                            15,150
                                                                                                            --------------
                                                                                                                 1,924,246

Computer Services and Software (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,225,000  Dell Computer Corp. deb. 7.1s, 2028                                                         1,200,500
             90,000  IPC Information Systems sr. disc. notes stepped-coupon
                       zero % (10 7/8s, 11/1/01), 2008 (STP)                                                        60,300
             50,000  PSINet, Inc. 144A sr. notes 11 1/2s, 2008                                                      51,500
             50,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                       48,500
             30,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                            30,300
                                                                                                            --------------
                                                                                                                 1,391,100

Conglomerates (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            465,000  Canadian Pacific Ltd. deb. 9.45s, 2021 (Canada)                                               593,810
              5,000  Cia Latino Americana 144A company guaranty
                       11 1/8s, 2004 (Argentina)                                                                     2,900
                                                                                                            --------------
                                                                                                                   596,710

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-
                       coupon zero % (12s, 6/1/02), 2009 (STP)                                                       2,750
             20,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                         18,000
             50,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                                      51,000
                                                                                                            --------------
                                                                                                                    71,750

Consumer Non Durables (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             10,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                                               8,100
             20,000  Chattem, Inc. company guaranty Ser. B, 8 7/8s, 2008                                            19,150
            130,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 125,125
             40,000  Packaged Ice, Inc. company guaranty
                       Ser. B, 9 3/4s, 2005                                                                         37,200
            295,000  Philip Morris Companies, Inc. notes 7 1/2s, 2004                                              315,671
            600,000  Philip Morris Companies, Inc. notes 7 1/8s, 2004                                              633,372
            295,000  Philip Morris Companies, Inc. notes 6.8s, 2003                                                310,004
            390,000  Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                                390,975
                                                                                                            --------------
                                                                                                                 1,839,597

Consumer Products (--%)
--------------------------------------------------------------------------------------------------------------------------
             80,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                   68,400

Consumer Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Coinmach Corp. sr. notes 11 3/4s, 2005                                                        103,000
             70,000  Epic Resorts LLP 144A sr. notes 13s, 2005                                                      66,500
             45,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                            43,650
            210,000  HMH Properties, Inc. company guaranty
                       Ser. B, 7 7/8s, 2008                                                                        203,700
             30,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                      30,600
            100,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                             84,000
             40,000  Protection One, Inc. sr. disc. notes stepped-coupon
                       zero %, (13 5/8s, 6/30/00), 2005 (STP)                                                       44,800
             30,000  Raintree Resorts International, Inc. sr. notes
                       Ser. B, 13s, 2004                                                                            18,000
          1,855,000  TCI Communications, Inc. sr. notes 8.65s, 2004                                              2,124,569
                                                                                                            --------------
                                                                                                                 2,718,819

Cosmetics (--%)
--------------------------------------------------------------------------------------------------------------------------
              5,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                         5,025
             20,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                                19,600
             75,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                                72,375
                                                                                                            --------------
                                                                                                                    97,000

Electronics and Electrical Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (Canada)                                                                       16,088
             20,000  Details, Inc. sr. sub. notes Ser. B, 10s, 2005                                                 18,600
             30,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                              27,600
            275,000  Dobson Communications Corp. sr. notes
                       11 3/4s, 2007                                                                               265,375
             59,431  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008                                                                                 52,597
             20,000  Fairchild Semiconductor Corp. sr. sub. notes
                       10 1/8s, 2007                                                                                18,000
             90,000  Flextronics International Ltd. sr. sub. notes
                       Ser. B, 8 3/4s, 2007                                                                         88,200
             10,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                             9,400
             70,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                         68,600
             20,000  Samsung Electronics 144A company guaranty
                       9 3/4s, 2003                                                                                 16,800
            100,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                                     86,000
            235,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                  218,550
            110,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                              80,300
                                                                                                            --------------
                                                                                                                   966,110

Energy-Related (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                           58,200
             40,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004 (China)                                                                        24,000
            725,000  Quezon Power Ltd. sr. notes 8.86s, 2017 (Philippines)                                         446,368
             30,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                        21,000
            100,000  York Power Funding 144A company guaranty
                       12s, 2007 (Cayman Islands)                                                                   99,000
                                                                                                            --------------
                                                                                                                   648,568

Entertainment (1.3%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                            38,400
             75,000  Aztar Corp. sr. sub. notes 11s, 2002                                                           74,250
            190,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s, 2008                                        193,800
          1,380,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                               1,352,317
             30,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                                32,100
             75,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                     75,750
            100,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                         92,000
             40,000  Silver Cinemas Inc. sr. sub. notes 10 1/2s, 2005                                               34,000
            185,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                       (12 1/4s, 6/15/98), 2005 (STP)                                                              197,950
            615,000  Time Warner Entertainment Co. (L.P.) notes
                       8 7/8s, 2012                                                                                747,004
          2,385,000  Time Warner Entertainment Co. (L.P.) sr. notes
                       8 3/8s, 2033                                                                              2,788,518
             70,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                             60,900
             90,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                             90,900
            190,000  United Artists Theatre 144A 9 3/4s, 2008                                                      172,900
          3,905,000  Viacom, Inc. sr. notes 7 3/4s, 2005                                                         4,208,926
            600,000  Viacom, Inc. deb. 7 1/2s, 2023                                                                575,946
                                                                                                            --------------
                                                                                                                10,735,661

Environmental Control (--%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Allied Waste Industries, Inc. sr. disc. notes stepped-
                       coupon zero % (11.3s, 6/1/02), 2007 (STP)                                                    22,350
             20,000  ATC Group Services Inc. company guaranty
                       12s, 2008                                                                                     6,000
                                                                                                            --------------
                                                                                                                    28,350

Food and Beverages (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                             104,400
             10,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                         10,700
             50,000  Aurora Foods, Inc. 144A ser. sub. notes
                       Ser. D, 9 7/8s, 2007                                                                         53,500
             45,000  Canandaigua Wine Co. sr. sub. notes Ser. C,
                       8 3/4s, 2003                                                                                 44,888
             10,000  Eagle Family Foods company guaranty Ser. B,
                       8 3/4s, 2008                                                                                  8,800
             20,000  Fleming Companies, Inc. company guaranty Ser. B,
                       10 1/2s, 2004                                                                                18,000
             70,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                                             64,050
             25,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                                        28,000
            100,000  Stater Brothers Holdings 144A sr. sub. notes
                       9s, 2004                                                                                     90,000
                                                                                                            --------------
                                                                                                                   422,338

Gaming (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                              266,250
             25,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                                  23,750
             15,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                   16,125
             50,000  Coast Hotels & Casinos, Inc. 1st mtge.
                       company guaranty Ser. B, 13s, 2002                                                           55,500
             35,000  Empress River Casino sr. notes 10 3/4s, 2002                                                   37,713
             80,000  Fitzgeralds Gaming Corp. company guaranty
                       Ser. B, 12 1/4s, 2004                                                                        47,200
             20,000  Isle of Capri Black Hawk LLC 144A 1st mtge.
                       Ser. B, 13s, 2004                                                                            20,000
             59,000  Louisiana Casino Cruises Corp. 1st mtge.
                       11 1/2s, 1998                                                                                59,000
            110,000  Mohegan Tribal Gaming sr. notes Ser. B,
                       13 1/2s, 2002                                                                               135,850
             75,000  Showboat Marina Casino 1st mtge. Ser. B,
                       13 1/2s, 2003                                                                                83,250
                                                                                                            --------------
                                                                                                                   744,638

Health Care (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  Columbia/HCA Healthcare Corp.
                       med. term notes 9s, 2014                                                                    134,400
             70,000  Extendicare Health Services, Inc.
                       company guaranty 9.35s, 2007                                                                 61,250
             90,000  Genesis Health Ventures, Inc. sr. sub. notes
                       9 1/4s, 2006                                                                                 81,000
            115,000  Global Health Sciences company guaranty
                       11s, 2008                                                                                    96,600
             35,000  Graphic Controls Corp. sr. sub. notes
                       Ser. A, 12s, 2005                                                                            40,600
             40,000  Hudson Respiratory Care, Inc. sr. sub. notes
                       9 1/8s, 2008                                                                                 31,200
            105,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/2s, 2007                                                                         97,125
            150,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/4s, 2008                                                                        137,250
            365,000  Manor Care, Inc. sr. notes 7 1/2s, 2006                                                       362,726
             50,000  Mariner Post-Acute Network, Inc. sr. sub. notes stepped-
                       coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007                                               24,000
            240,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                        201,600
            180,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                      141,232
            260,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                  228,800
             20,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                         14,600
             75,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                          71,250
            160,000  Sun Healthcare Group, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                        116,800
             40,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 3/8s, 2008                                                                                 28,800
            150,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            155,625
                                                                                                            --------------
                                                                                                                 2,024,858

Insurance and Finance (5.5%)
--------------------------------------------------------------------------------------------------------------------------
             10,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                    4,800
          1,080,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              1,002,769
          1,495,000  AFC Capital Trust company guaranty
                       Ser. B, 8.207s, 2027                                                                      1,661,633
            485,000  Allstate Financing II company guaranty 7.83s, 2045                                            494,846
            605,000  American General Institute 144A company guaranty
                       8 1/8s, 2046                                                                                669,336
             75,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2008                                           72,000
             35,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                           33,600
             15,000  Colonial Capital II 144A company guaranty
                       8.92s, 2027                                                                                  14,456
             10,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                    5,000
             10,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                         10,319
             20,000  Dollar Financial Group Inc. sr. notes
                       Ser. A, 10 7/8s, 2006                                                                        18,800
            255,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (12 1/2s, 03/01/03), 2008 (STP)                                               81,600
          1,895,000  Executive Risk Capital Trust company guaranty
                       Ser. B, 8.675s, 2027                                                                      1,877,377
            515,000  Finova Capital Corp. notes 6 1/4s, 2002                                                       513,785
          1,150,000  First Citizens Bank Capital Trust I company guaranty
                       8.05s, 2028                                                                               1,115,500
            540,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                         572,351
            470,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                            484,034
          1,070,000  Firstar Capital Trust I company guaranty
                       Ser. B, 8.32s, 2026                                                                       1,177,054
            402,000  Ford Motor Credit Corp. sr. notes 6s, 2003                                                    409,823
            190,000  Ford Motor Credit Corp. notes 5 1/8s, 2001                                                    188,784
            770,000  Fuji JGB Inv. LLC 144A FLIRB Ser. A 9.87s, 2049                                               439,431
            900,000  Greenpoint Bank sr. notes 6.7s, 2002                                                          901,620
              5,000  Greenpoint Capital Trust I company guaranty
                       9.1s, 2027                                                                                    5,313
            520,000  Hartford Life, Inc. deb. 7.65s, 2027                                                          544,102
             15,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                                 9,000
          1,675,000  Lehman Brothers Holdings, Inc. med. term notes
                       6.4s, 1999                                                                                1,664,665
          1,740,000  Lehman Brothers Holdings, Inc. notes 6 1/4s, 2003                                           1,682,945
          1,015,000  Markel Capital Trust I company guaranty
                       Ser. B, 8.71s, 2046                                                                       1,008,646
            785,000  Money Store, Inc. notes 8.05s, 2002                                                           844,629
            250,000  Nationwide Credit Inc. 144A sr. notes 10 1/4s, 2008                                           227,500
             25,000  North Fork Capital Trust I company guaranty
                       8.7s, 2026                                                                                   27,647
            720,000  Norwest Corp. med. term sr. notes Ser. J, 6 3/4s, 2027                                        733,752
             15,000  Ocwen Capital Trust I company guaranty
                       10 7/8s, 2027                                                                                11,100
              5,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                      3,750
              5,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                       3,800
            470,000  Orange Cogen Funding 144A company guaranty
                       8.175s, 2022                                                                                484,711
            580,000  Orion Capital Trust II company guaranty 7.701s, 2028                                          531,941
          1,630,000  Paine Webber Group, Inc. sr. notes 6.55s, 2008                                              1,578,622
          1,605,000  Paine Webber Group, Inc. sr. med. term notes
                       6.52s, 2005                                                                               1,574,906
          1,935,000  Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                               1,831,845
            325,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                         334,753
          1,335,000  Phoenix Home Life Mutual Insurance Co.
                       144A notes 6.95s, 2006                                                                    1,414,179
          2,010,000  Provident Companies, Inc. bonds 7.405s, 2038                                                2,040,150
             35,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                                      22,575
             15,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                    15,577
          2,500,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                                 2,608,650
          1,425,000  Salomon, Inc. sr. notes 7.3s, 2002                                                          1,483,539
          1,100,000  Salton Sea Funding Corp. company guaranty
                       Ser. E, 8.3s, 2011                                                                        1,232,396
          1,300,000  Sampoerna International Finance Co. 144A
                       company guaranty 8 3/8s, 2006 (Indonesia)                                                   650,000
          2,000,000  Scotland International Finance 144A sub. notes
                       8.85s, 2006 (Netherlands)                                                                 2,315,680
             20,000  Sovereign Capital Trust company guaranty 9s, 2027                                              19,110
          1,095,000  Sparbanken Sverige AB (Swedbank) 144A sub.
                       7 1/2s, 2049 (Sweden)                                                                     1,006,163
            985,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                                     1,058,373
            585,000  State Street Institution 144A company guaranty
                       7.94s, 2026                                                                                 662,589
          1,955,000  Tig Capital Trust I 144A bonds 8.597s, 2027                                                 2,150,265
          1,235,000  Trenwick Capital Trust I company guaranty
                       8.82s, 2037                                                                               1,359,686
            175,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                183,040
          1,500,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                              1,555,920
                                                                                                            --------------
                                                                                                                44,630,437

Medical Supplies and Devices (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             55,000  ALARIS Medical Systems, Inc. company guaranty
                       9 3/4s, 2006                                                                                 52,525
            105,000  Conmed Corp. company guaranty 9s, 2008                                                        100,800
             25,000  Dade International, Inc. sr. sub. notes Ser. B,
                       11 1/8s, 2006                                                                                26,750
              5,000  Imagyn Medical Technologies company guaranty
                       12 1/2s, 2004                                                                                   750
             70,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                             71,488
            110,000  Mediq, Inc. 144A sr. sub. notes 11s, 2008                                                      97,900
            110,000  Wright Medical Technology, Inc. 144A notes
                       Ser. C, 11 3/4s, 2000                                                                        82,500
                                                                                                            --------------
                                                                                                                   432,713

Metals and Mining (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                         154,500
             50,000  Ameristeel Corp. company guaranty Ser. B,
                       8 7/8s, 2008                                                                                 44,000
             30,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                                          10,500
            135,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          110,700
            405,000  Freeport-McMoRan Copper & Gold Co., Inc.
                       sr. notes 7 1/2s, 2006                                                                      225,670
            140,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                                           109,200
          1,035,000  PT Alatief Freeport sr. notes 9 3/4s, 2001
                       (Netherlands)                                                                               517,500
             30,000  WHX Corp. sr.notes 10 1/2s, 2005                                                               27,000
                                                                                                            --------------
                                                                                                                 1,199,070

Motion Picture Distribution (--%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Panavision Inc. 144A sr. disc. notes stepped-coupon
                       zero % (9 5/8s, 2/1/02), 2006 (STP)                                                          10,800

Oil and Gas (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  Abraxas Petroleum Corp. 144A company guaranty
                       11 1/2s, 2004                                                                                84,700
            150,000  American Eco Corp. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                         97,500
             25,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                   20,000
             10,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                     7,000
            140,000  Chesapeake Energy Corp. company guaranty
                       Ser. B, 9 5/8s, 2005                                                                        119,000
             20,000  CIA Naviera Perez Companc S.A. 144A bonds
                       9s, 2004 (Argentina)                                                                         19,600
          1,675,000  Coastal Corp. bonds 6.95s, 2028                                                             1,606,560
             30,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                                  27,900
             85,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                                  69,700
             30,000  Dailey Petroleum Services Corp. company guaranty
                       9 1/2s, 2008                                                                                 12,450
             65,000  Eagle Geophysical, Inc. 144A sr. notes 10 3/4s, 2008                                           55,900
          1,110,000  Enron Corp. notes 6.95s, 2028                                                               1,073,892
            560,000  Enron Corp. notes 6.4s, 2006                                                                  565,835
            660,000  Express Pipeline Ltd. 144A sub. notes Ser. B,
                       7.39s, 2019 (Canada)                                                                        635,210
            260,000  Gothic Production Corp. company guaranty
                       Ser. B, 11 1/8s, 2005                                                                       169,000
            970,000  Gulf Canada Resources, Ltd. sr. notes
                       8.35s, 2006 (Canada)                                                                      1,000,303
          1,120,000  KN Capital Trust III company guaranty 7.63s, 2028                                           1,068,200
            600,000  KN Energy, Inc. sr. notes 6.45s, 2003                                                         616,224
            200,000  Michael Petroleum Corp. sr. notes Ser. B, 11 1/2s, 2005                                       168,000
             45,000  Northern Offshore 144A company guaranty
                       10s, 2005                                                                                    31,500
             10,000  Ocean Energy, Inc. company guaranty
                       Ser. B, 8 3/8s, 2008                                                                          9,600
            100,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                            80,000
            640,000  Petro Geo-Services AS ADR notes
                       7 1/2s, 2007 (Norway)                                                                       671,981
            200,000  Petsec Energy, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                       160,000
            960,000  Saga Petroleum ASA deb. 7 1/4s, 2027 (Norway)                                                 843,542
            250,000  Southwest Royalties, Inc. company guaranty
                       10 1/2s, 2004                                                                               117,500
          1,050,000  Transamerican Energy sr. disc. notes stepped-coupon
                       Ser. B, zero % (13s, 6/15/99), 2002 (STP)                                                   336,000
            195,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                           72,150
             81,000  TransTexas Gas Corp. sr. sub. notes Ser. D,
                       13 3/4s, 2001                                                                                64,800
                                                                                                            --------------
                                                                                                                 9,804,047

Packaging and Containers (--%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                               14,025
             20,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                       19,400
                                                                                                            --------------
                                                                                                                    33,425

Paper and Forest Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  Florida Coast Paper LLC 1st mtge. Ser. B,
                       12 3/4s, 2003                                                                                 9,750
             30,000  Huntsman Packaging Corp. company guaranty
                       9 1/8s, 2007                                                                                 28,200
             80,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                       10s, 2007 (Indonesia)                                                                        41,600
             55,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                    24,750
             30,000  PT Pabrik Kertas Tjiwi Kimia company guaranty
                       10s, 2004 (Indonesia)                                                                        14,400
            250,000  Repap New Brunswick sr. notes 9s, 2004                                                        233,750
            200,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                               187,000
             70,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                                64,750
                                                                                                            --------------
                                                                                                                   604,200

Pharmaceuticals (--%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         148,875
             30,000  PharMerica, Inc. company guaranty 8 3/8s, 2008                                                 26,100
                                                                                                            --------------
                                                                                                                   174,975

Publishing (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             35,000  American Media Operation, Inc. sr. sub. notes
                       11 5/8s, 2004                                                                                35,700
             30,000  Garden State Newspapers, Inc. sr. sub. notes
                       Ser. B, 8 3/4s, 2009                                                                         29,700
            700,000  News America Holdings, Inc. deb. 7.7s, 2025                                                   695,100
             20,000  Perry-Judd company guaranty 10 5/8s, 2007                                                      19,000
             10,000  Von Hoffman Press Inc. 144A sr. sub. notes
                       10 3/8s, 2007                                                                                 9,950
                                                                                                            --------------
                                                                                                                   789,450

Real Estate (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,005,000  Avalon Properties, Inc. notes 6 7/8s, 2007 (R)                                                976,860
            920,000  Avalon Properties, Inc. notes 6 5/8s, 2005 (R)                                                901,885
             20,000  Bluegreen Corp. company guaranty Ser. B,
                       10 1/2s, 2008                                                                                17,600
          1,590,000  Equity Residential Properties notes 6.63s, 2005 (R)                                         1,548,024
          1,235,000  First Industrial (L.P.) notes 7.6s, 2007                                                    1,205,014
          2,035,000  First Industrial (L.P.) med. term notes 7s, 2006                                            1,933,108
          1,780,000  OMEGA Healthcare Investors, Inc. notes 6.95s, 2007                                          1,595,610
             40,000  Tanger Properties Ltd. Partnership Gtd. notes
                       8 3/4s, 2001 (R)                                                                             39,708
                                                                                                            --------------
                                                                                                                 8,217,809

Retail (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            975,000  Federated Department Stores, Inc. sr. notes
                       8 1/2s, 2003                                                                              1,073,183
             40,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                                37,200
             60,000  K mart Corp. med. term notes 7.55s, 2004                                                       60,707
             40,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                     42,200
            560,000  Neiman-Marcus Group, Inc. deb. 7 1/8s, 2028                                                   489,586
            115,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                      90,850
             20,000  William Carter Holdings Co. sr. sub. notes
                       Ser. A, 12s, 2008                                                                            20,600
                                                                                                            --------------
                                                                                                                 1,814,326

Satellite Services (--%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon
                       zero % (12 1/2s, 2/01/02), 2007 (Ireland) (STP)                                              23,600
            100,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                           99,000
             30,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                       19,500
             80,000  TCI Satellite Entertainment, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 2/102), 2007 (STP)                                                   24,000
             90,000  TCI Satellite Entertainment, Inc. sr. sub. notes
                       10 7/8s, 2007                                                                                49,500
                                                                                                            --------------
                                                                                                                   215,600

Specialty Consumer Products (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Decora Industries, Inc. sec. Ser. B, 11s, 2005                                                 41,000
             30,000  Eye Care Centers of America 144A
                       sr. sub. notes 9 1/8s, 2008                                                                  25,200
             40,000  Specialty Retailers, Inc. company guaranty
                       Ser. B, 8 1/2s, 2005                                                                         36,800
          1,820,000  Tyco International Ltd. company guaranty
                       6 3/8s, 2005                                                                              1,866,974
          1,530,000  Tyco International Ltd. company guaranty 6 1/4s, 2003                                       1,560,447
                                                                                                            --------------
                                                                                                                 3,530,421

Telecommunications (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,345,000  AirTouch Communications, Inc. notes 6.65s, 2008                                             1,407,623
            240,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                           Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                           102,600
             50,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                               46,250
            230,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                     170,200
             25,000  Call-Net Enterprises sr. disc. notes stepped-coupon
                           zero % (13 1/4s, 12/1/99), 2004 (STP)                                                    23,750
             30,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                           zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                             16,650
             70,000  Caprock Communications Corp. 144A sr. notes
                           12s, 2008                                                                                59,500
            215,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                           zero % (14s, 10/1/02), 2007 (STP)                                                        64,500
            105,000  Centennial Cellular Corp. sr. notes 10 1/8s, 2005                                             120,750
             45,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                               47,250
             50,000  Charter Communications International, Inc. disc. notes
                           stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 (STP)                                 43,000
             40,000  Colt Telecommunications Group PLC sr. disc. notes
                           stepped-coupon zero %, (12s, 12/15/01), 2006
                           (United Kingdom) (STP)                                                                   31,200
DEM       2,000,000  Colt Telecommunications Group PLC sr. notes
                           8 7/8s, 2007 (United Kingdom)                                                         1,269,342
DEM         780,000  Colt Telecommunications Group PLC bonds
                           7 5/8s, 2008 (United Kingdom)                                                           462,041
     $       30,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                                       30,675
             10,000  Consorcio Ecuatoiano notes 14s, 2002 (Ecuador)                                                  3,000
             30,000  CTI Holdings S.A. sr. notes stepped-coupon zero %
                       (11 1/2s,4/15/03), 2008 (Argentina) (STP)                                                    11,100
            150,000  Dial Call Communications, Inc. sr. disc. notes stepped-
                           coupon Ser. B, zero %, (10 1/4s, 12/15/98), 2005 (STP)                                  142,500
             90,000  Dobson Wireline Co. 144A sr. notes 12 1/4s, 2008                                               82,800
            170,000  Econophone, Inc. 144A notes stepped-coupon zero %
                           (11s, 2/15/03), 2008 (STP)                                                               92,650
             15,000  E. Spire Communications, Inc. sr. notes 13 3/4s, 2007                                          15,975
             20,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                           (United Kingdom)                                                                         17,600
             30,000  Facilicom International sr. notes Ser. B., 10 1/2s, 2008                                       23,400
            360,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                               329,400
            410,000  Global Crossing Holdings 144A sr. notes 9 5/8s, 2008                                          399,750
            395,000  Hyperion Telecommunications Corp., Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                           (13s, 4/15/01), 2003 (STP)                                                              272,550
            780,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                           (9 7/8s, 5/1/03), 2008                                                                  343,200
             30,000  IDT Corp. sr. notes 8 3/4s, 2006                                                               25,500
            200,000  Intermedia Communications, Inc. sr. disc. notes stepped-
                           coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                    133,500
             15,000  Intermedia Communications, Inc. sr. notes
                           Ser. B, 8 7/8s, 2007                                                                     14,400
             90,000  Intermedia Communications, Inc. sr. notes
                           Ser. B, 8.6s, 2008                                                                       85,950
             85,000  Intermedia Communications, Inc. sr. notes
                           Ser. B, 8 1/2s, 2008                                                                     80,750
            665,000  International Cabletel, Inc. sr. notes stepped-coupon
                           Ser. B, zero % (11 1/2s, 2/01/01), 2006 (STP)                                           498,750
             50,000  IXC Communications, Inc. sr. sub. notes 9s, 2008                                               49,250
             80,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                           zero % (12 1/2s, 2/15/03), 2008 (STP)                                                    36,800
            145,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                           zero %, (11 7/8s, 10/15/02), 2007 (STP)                                                  69,600
             10,000  L-3 Communications Corp. sr. sub. notes
                           Ser. B, 10 3/8s, 2007                                                                    10,750
             40,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                           40,000
          1,775,000  LCI International, Inc. sr. notes 7 1/4s, 2007                                              1,751,943
             45,000  McCaw International Ltd sr. disc. notes stepped-coupon
                           zero % (13s, 4/15/02), 2007 (STP)                                                        18,900
             20,000  MetroNet Communications Corp. sr. disc. notes
                           stepped-coupon zero % (10 3/4s, 11/1/02), 2007
                           (Canada) (STP)                                                                           11,600
            160,000  MetroNet Communications Corp. sr. disc. notes zero %
                           (9.95s, 6/15/03), 2008 (Canada) (STP)                                                    86,400
            265,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                           (Luxembourg) (STP)                                                                      151,050
             54,000  MJD Communications, Inc. 144A FRN 10s, 2008                                                    51,300
             10,000  MJD Communications, Inc. 144A sr. sub. notes
                           9 1/2s, 2008                                                                              9,600
             30,000  Mobile Telecommunications Tech. sr. notes
                           13 1/2s, 2002                                                                            32,250
             10,000  Netia Holdings B.V. 144A company guaranty
                           stepped-coupon zero % (11 1/4s, 11/1/01),
                           2007 (Poland) (STP)                                                                       4,700
             20,000  Netia Holdings B.V. 144A company guaranty
                           10 1/4s, 2007 (Poland)                                                                   15,400
            180,000  NEXTEL Communications, Inc. 144A sr. notes
                           12s, 2008                                                                               189,000
            170,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                           coupon zero % (10.65s, 9/15/02), 2007 (STP)                                              99,450
            130,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                           coupon zero % (9.95s, 2/15/03), 2008 (STP)                                               69,550
            285,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                           coupon zero % (9 3/4s, 2/15/99), 2004 (STP)                                             265,763
            110,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                          96,250
             30,000  NTL Inc. 144A sr. notes stepped-coupon zero %,
                           (12 3/8s, 10/1/03), 2008 (STP)                                                           28,800
             90,000  NTL Inc. 144A sr. notes 11 1/2s, 2008                                                          92,700
             75,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                          72,000
             30,000  NTL Inc. 144A sr. notes stepped-coupon zero %
                           (9 3/4s, 4/01/03), 2008 (STP)                                                            16,575
             60,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                          42,600
             60,000  Price Communications Wireless, Inc. 144A sr. notes
                           9 1/8s, 2006                                                                             59,400
            200,000  Primus Telecommunications Group sr. notes
                           11 3/4s, 2004                                                                           184,000
             30,000  Primus Telecommunications Group, Inc. sr. notes
                           Ser. B, 9 7/8s, 2008                                                                     24,900
            195,000  Qwest Communications International, Inc. sr. disc. notes
                           stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                     144,300
            200,000  Qwest Communications International, Inc. sr. disc. notes
                           stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                       146,500
            100,000  RCN Corp. sr. disc. notes stepped-coupon zero %,
                           (11 1/8s, 10/15/02), 2007 (STP)                                                          52,000
             70,000  RCN Corp. sr. disc. notes, stepped-coupon Ser. B, zero %
                           (9.8s, 2/15/03), 2008 (STP)                                                              33,600
             40,000  RSL Communications, Ltd. company guaranty, stepped-
                           coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                              20,000
             30,000  RSL Communications, Ltd. company guaranty
                           9 1/8s, 2008                                                                             25,500
            260,000  TCI Communications sr. notes 7 1/8s, 2028                                                     273,374
             30,000  Telecom Tech, Inc. 144A sr. sub. notes 9 3/4s, 2008                                            25,500
             20,000  Telesystem International Wireless Inc. sr. disc. notes stepped-coupon Ser. C, 10 1/2s,
                           (10 1/2s, 11/1/02), 2007 (STP)                                                            5,400
             30,000  Telewest 144A sr. notes 11 1/4s, 2008                                                          31,500
            370,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                               370,000
             15,000  Transtel S.A. 144A pass through certificates
                           12 1/2s, 2007 (Colombia)                                                                  5,250
             85,000  United International Holdings sr. disc. notes stepped-
                           coupon Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                                     38,250
             60,000  US Xchange LLC 144A sr. notes 15s, 2008                                                        59,700
             40,000  Versatel Teleco 144A sr. notes 13 1/4s, 2008                                                   37,000
            125,000  WinStar Equipment Corp. company guaranty
                           12 1/2s, 2004                                                                           115,625
                                                                                                            --------------
                                                                                                                11,432,136

Textiles (--%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Day International Group, Inc. company guaranty
                       9 1/2s, 2008                                                                                 55,200
            150,000  Galey & Lord Inc. company guaranty 9 1/8s, 2008                                               132,750
             10,000  Glenoit Corp. company guaranty 11s, 2007                                                        9,400
             15,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                          14,100
             40,000  Polymer Group, Inc. company guaranty
                       Ser. B, 8 3/4s, 2008                                                                         37,200
                                                                                                            --------------
                                                                                                                   248,650

Transportation (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,340,000  Burlington Northern Santa Fe bonds 6 7/8s, 2027                                             1,308,014
          1,270,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                                             1,315,618
             30,000  Calair LLC company guaranty 8 1/8s, 2008                                                       27,038
             60,000  Canadian Airlines Corp. sr. sec. notes
                       10s, 2005 (Canada)                                                                           46,800
             70,000  Cathay International Ltd. 144A sr. notes
                       13s, 2008 (China)                                                                            21,000
            100,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                             104,500
          1,815,000  Continental Airlines, Inc. pass-through certificates
                       Ser. 981C, 6.541s, 2008                                                                   1,773,201
          1,130,000  CSX Corp. deb. 7.95s, 2027                                                                  1,243,927
             35,000  Eletson Holdings, Inc. 1st pfd. mtge. notes
                       9 1/4s, 2003 (Greece)                                                                        34,738
             30,000  Hermes Europe Railtel 144A sr. notes
                       11 1/2s, 2007 (Netherlands)                                                                  31,500
             45,000  International Shipholding Corp. sr. notes 9s, 2003                                             46,125
            260,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                        241,800
             30,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                        31,088
             50,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                  47,500
             20,000  MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                              13,000
             30,000  MCII Holdings sec. notes stepped-coupon zero %
                       (12s, 11/15/98), 2002 (STP)                                                                  18,000
          1,755,000  Norfolk Southern Corp. bonds 7.05s, 2037                                                    1,885,572
             25,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero %, (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                              13,250
          3,300,000  Wisconsin Central Transportation Corp. notes
                       6 5/8s, 2008                                                                              3,247,629
                                                                                                            --------------
                                                                                                                11,450,300

Utilities (1.9%)
--------------------------------------------------------------------------------------------------------------------------
             25,000  AES China Generating Co. sr. notes
                       10 1/8s, 2006 (China)                                                                        13,000
          1,005,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                           1,052,496
          1,260,000  AT&T Capital Corp. med. term notes 6.6s, 2005                                               1,238,189
             30,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                                 24,600
            150,000  Cleveland Electric Illuminating Co. 144A bonds
                       6.86s, 2008                                                                                 147,750
            395,000  Connecticut Light & Power Co. 1st mtge. Ser. A,
                       7 7/8s, 2001                                                                                410,046
            305,000  Edison Mission Energy 144A company guaranty
                       7.33s, 2008                                                                                 326,487
          1,324,000  EIP Funding-Public Service Co. of New Mexico
                       deb. 10 1/4s, 2012                                                                        1,602,901
             25,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                              27,887
          1,910,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                                         2,004,908
            790,000  Illinova Corp. sr. notes 7 1/8s, 2004                                                         826,530
          1,005,000  Israel Electric Corp., Ltd. 144A sr. notes
                       7 1/4s, 2006 (Israel)                                                                     1,001,533
            250,000  Long Island Lighting Co. deb. 9s, 2022                                                        297,248
             35,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                               43,005
            502,737  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                          531,051
             80,000  Niagara Mohawk Power Corp. med. term notes
                       9.95s, 2000                                                                                  84,833
            150,000  Niagara Mohawk Power Corp. sr. notes
                       Ser. G, 7 3/4s, 2008                                                                        157,262
             50,000  Niagara Mohawk Power Corp. sr. notes
                       Ser. F, 7 5/8s, 2005                                                                         51,317
             51,613  Northeast Utilities System notes Ser. A, 8.58s, 2006                                           55,942
            685,333  Northeast Utilities System notes Ser. B, 8.38s, 2005                                          715,741
          1,685,000  Texas New-Mexico Power Utilities 1st mtge.
                       9 1/4s, 2000                                                                              1,798,973
          1,300,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                      1,392,443
          1,360,000  Texas Utilities Electric Capital Trust V company guaranty
                       8.175s, 2037                                                                              1,467,086
                                                                                                            --------------
                                                                                                                15,271,228
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $150,804,561)                                                                  $  146,477,577

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (17.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (6.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal Home Loan Mortgage Corp.
        $ 1,718,012    7s, with due dates from July 1, 2025 to
                       October 1, 2028                                                                      $    1,751,822
          4,230,000    6 1/2s, TBA, November 15, 2028                                                            4,263,036
          5,855,584    5 1/2s, with due dates from March 1, 2011 to
                       April 1, 2011                                                                             5,789,708
                     Federal National Mortgage Association
          2,695,000    5.94s, December 12, 2005                                                                  2,839,425
                     Federal National Mortgage Association
                       Pass- Through Certificates
          2,371,051    7s, Dwarf, November 1, 2008                                                               2,419,942
             88,194    6 1/2s, with due dates from July 1, 2028 to
                       August 1, 2028                                                                               88,883
          1,138,677    6 1/2s, Dwarf, with due dates from
                       September 1, 2010 to April 1, 2013                                                        1,155,393
          6,969,606    6s, Dwarf, with due dates from July 1, 2013 to
                       September 1, 2013                                                                         6,997,903
                     Government National Mortgage Association
                       Pass- Through Certificates
          7,905,114    8s, with due dates from June 15, 2025 to
                       February 15, 2028                                                                         8,196,574
          1,051,574    7 3/8s, with due dates from June 20, 2022 to
                       May 20, 2024                                                                              1,065,175
        $16,322,432    7s, with due dates from July 20, 2023 to
                       May 15, 2028                                                                             16,672,139
          2,156,927    6 1/2s, with due dates from March 15, 2026 to
                       June 15, 2028                                                                             2,180,502
                                                                                                            --------------
                                                                                                                53,420,502

U.S. Treasury Obligations (10.8%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          3,895,000    6 1/8s, November 15, 2027                                                                 4,383,082
         17,151,000    5 1/2s, August 15, 2028                                                                  18,048,683
          9,525,000    5 1/4s, August 15, 2003                                                                   9,938,766
                     U.S. Treasury Notes
          4,640,000    6 1/8s, August 15, 2007                                                                   5,122,838
          3,370,000    5 7/8s, September 30, 2002                                                                3,544,802
          4,011,000    5 5/8s, May 15, 2008                                                                      4,323,738
         20,820,000    5 1/2s, May 31, 2003                                                                     21,802,496
          9,309,000    5 1/2s, March 31, 2003                                                                    9,736,655
          2,210,000    5 1/2s, February 28, 2003                                                                 2,306,688
          4,015,000    5 1/2s, January 31, 2003                                                                  4,188,769
          3,400,000    5 1/2s, May 31, 2000                                                                      3,458,956
                                                                                                            --------------
                                                                                                                86,855,473
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $136,397,083)                                                                  $  140,275,975

COLLATERALIZED MORTGAGE OBLIGATIONS (3.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $   524,497  Amresco Commercial Mortgage Funding I Ser. 97-C1,
                       Class A1, 6.73s, 2029                                                                $      536,933
                     Chase Mortgage Finance Corp.
            665,173    Ser. 93-3, Class B13, 7.461s, 2024                                                          585,976
            690,000    Ser. 98-S2, Class A14, 6 3/4s, 2028                                                         695,175
                     Commercial Mortgage Acceptance Corp.
            845,000    Ser. 97-ML1, Class D, 7.11s, 2030                                                           845,000
          1,655,000    Ser. 97-ML1, Class A3, 6.57s, 2007                                                        1,701,030
            605,000    Ser. 97-ML1, Class A2, 6.53s, 2007                                                          624,095
          2,550,000    Ser. 98-C2, Class A2, 6.03s, 2008                                                         2,531,273
                     Fannie Mae Strip
          1,790,860    Ser. 290 Class 2 Interest Only (IO), 6.5s, 2024                                             346,979
          1,305,162    Ser. 294 Class 1, zero %, 2028                                                            1,107,756
                     First Union-Lehman Brothers Commercial Mortgage Co.
            885,000    Ser. 97-C2, Class D, 7.12s, 2012                                                            853,092
          2,090,000    Ser. 98-C2, Class D, 6.778s, 2013                                                         1,950,721
            620,000    Ser. 97-C2, Class A3, 6.65s, 2008                                                           640,707
         28,955,000    Ser. 98-C2, Class IO, 0.816s, 2028                                                        1,214,753
                     Freddie Mac Strip
          1,890,555    Ser. 194 IO, 6.5s, 2028                                                                     412,377
          1,206,097    Ser. 199 IO, 6.5s, 2028                                                                     263,080
                     GMAC Commercial Mortgage Securities Inc.
          1,190,000    Ser. 98-C1, Class E, 7.153s, 2011                                                         1,178,287
          1,288,635    Ser. 98-C2, Class A2, 6.42s, 2008                                                         1,308,820
                     GS Mortgage Securities Corp. II
            540,000    Ser. 98-GLII, Class D, 7.191s, 2031                                                         506,250
            985,000    Ser. 98-GLII, Class A2, 6.562s, 2031                                                      1,002,545
                     Housing Securities Inc.
            343,593    Ser. 91-B, Class B6, 9s, 2006                                                               343,164
            454,622    Ser. 93-F, Class F9M2, 7s, 2023                                                             426,919
            167,953    Ser. 93-J, Class J4, 6.66s, 2009                                                            167,428
             76,971    Ser. 93-J, Class J5, 6.66s, 2009                                                             68,625
            138,337    Ser. 94-1, Class AB1, 6 1/2s, 2009                                                          136,996
            388,000  Merrill Lynch Mortgage Investors, Inc. Ser. 98-C2,
                       Class D, 7.116s, 2030                                                                       384,726
                     Morgan Stanley Capital I
            545,000    Ser. 96-WF1, Class A2, 7.218s, 2006                                                         578,041
            305,000    Ser. 98-XL1, Class E, 6.989s, 2030                                                          307,573
                     Prudential Home Mortgage Securities
            630,618    Ser. 92-25, Class B3, 8s, 2022 (In default) (NON)                                           589,825
            551,532    Ser. 94-A, Class 4B, 7 1/2s, 2007                                                           514,045
          2,129,294    Ser. 94-A, Class 4B, 6.803s, 2024                                                         2,012,183
                     Prudential Home Mortgage Securities 144A
            177,271    Ser. 94-31, Class B3, 8s, 2009                                                              170,347
            968,162    Ser. 95-C, Class B1, 7.681s, 2001                                                           969,070
            992,293    Ser. 93-E, Class 5B, 7.394s, 2023                                                           844,069
          1,892,589    Ser. 93-D, Class 2B, 7.108s, 2023                                                         1,940,494
            489,792    Ser. 94-D, Class 3B, 6.312s, 2009                                                           489,180
            682,496    Ser. 94-D, Class B4, 6.312s, 2009                                                           666,393
          1,659,004  Securitized Asset Sales, Inc. Ser. 93-J,
                       Class 2B, 6.808s, 2023                                                                    1,591,607
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $30,103,880)                                                                   $   30,505,534

CONVERTIBLE BONDS AND NOTES (2.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (--%)
--------------------------------------------------------------------------------------------------------------------------
        $   150,000  Omnicom Group Inc. cv. sub. deb. 2 1/4s, 2013                                          $      180,000

Aerospace and Defense (--%)
--------------------------------------------------------------------------------------------------------------------------
            184,000  SPACEHAB, Inc. 144A cv. sub. notes 8s, 2007                                                   148,120

Automotive (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             55,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                                 24,956
            200,000  Magna International cv. sub. deb. 5s, 2002                                                    229,500
            325,000  Tower Automotive, Inc. cv. sub. notes
                       5s, 2004                                                                                    331,500
                                                                                                            --------------
                                                                                                                   585,956

Biotechnology (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            176,000  Centocor, Inc. cv. sub. deb. 4 3/4s, 2005                                                     186,340
            313,000  Centocor, Inc. 144A cv. sub. notes 4 3/4s, 2005                                               331,389
                                                                                                            --------------
                                                                                                                   517,729

Broadcasting (--%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  Jacor Communications, Inc. cv. sr. notes zero %, 2011                                          82,088
            180,000  Scandinavian Broadcasting System S.A. 144A
                       cv. sub. notes 7s, 2004 (Luxembourg)                                                        174,600
                                                                                                            --------------
                                                                                                                   256,688

Business Equipment and Services (--%)
--------------------------------------------------------------------------------------------------------------------------
            151,000  National Data Corp. cv. sub. notes 5s, 2003                                                   140,996
            110,000  Personnel Group of America, Inc. cv. sub. notes
                       5 3/4s, 2004                                                                                110,000
                                                                                                            --------------
                                                                                                                   250,996

Computer Services and Software (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             13,000  EMC Corp. cv. sub. notes 3 1/4s, 2002                                                          37,489
            330,000  Intevac, Inc. 144A cv. sub. notes 6 1/2s, 2004                                                241,725
            460,000  Network Associates, Inc. 144A cv. sub. deb.
                       zero %, 2018                                                                                192,050
            460,000  System Software Associates, Inc. cv. sub. notes
                       7s, 2002                                                                                    293,250
            107,000  Vantive Corp. (The) cv. sub. notes 4 3/4s, 2002                                                72,760
          2,590,000  Western Digital Corp. 144A cv. sub. deb.
                       zero %, 2018                                                                                553,613
            130,000  Xilinx, Inc. cv. sub. notes 5 1/4s, 2002                                                      131,300
                                                                                                            --------------
                                                                                                                 1,522,187

Computers (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            415,000  Safeguard Scientifics, Inc. 144A cv. sub. notes 6s, 2006                                      399,956
            350,000  Softkey International, Inc. 144A cv. sr. notes
                       5 1/2s, 2000                                                                                333,813
            150,000  Synoptics Communications Inc. 144A cv. sub. deb.
                       5 1/4s, 2003                                                                                152,250
                                                                                                            --------------
                                                                                                                   886,019

Conglomerates (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Dart & Kraft Finance N.V. cv. company guaranty
                       Ser. WW, 7 3/4s, 1998                                                                       320,500
            156,000  Hexcel Corp. cv. sub. notes 7s, 2003                                                          143,325
            150,000  Thermo Electron Corp. 144A cv. subordinated
                       4 1/4s, 2003                                                                                134,438
                                                                                                            --------------
                                                                                                                   598,263

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,120,000  Sunbeam Corp. 144A cv. sr. sub. notes zero %, 2018                                            126,000

Consumer Non Durables (--%)
--------------------------------------------------------------------------------------------------------------------------
            230,000  Standard Commercial Corp. cv. sub. deb.
                       7 1/4s, 2007 (NON)                                                                          164,738

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Boston Chicken, Inc. cv. notes LYON
                       (Liquid Yield Option Notes) zero %, 2015
                       (In default)                                                                                  7,500
            320,000  Boston Chicken, Inc. cv. sub. deb.
                       7 3/4s, 2004 (In default)                                                                    16,000
            132,000  CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004                                             108,900
            280,000  CKE Restaurants, Inc. 144A cv. sub. notes 4 1/4s, 2004                                        242,200
            350,000  Fine Host Corp. 144A cv. sub. notes 5s, 2004                                                  245,000
            150,000  Loews Corp. cv. sub. notes 3 1/8s, 2007                                                       124,500
            550,000  Pharmaceutical Marketing Services Inc. 144A cv.
                       deb. 6 1/4s, 2003                                                                           486,750
                                                                                                            --------------
                                                                                                                 1,230,850

Electronics and Electrical Equipment (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            359,000  Advanced Micro Devices, Inc. cv. sub. notes 6s, 2005                                          297,073
            251,000  Credence Systems Corp. cv. sub. notes 5 1/4s, 2002                                            183,230
            487,000  Dovatron International cv. sub. notes 6s, 2002                                                457,780
            530,000  Integrated Device Technology, Inc. cv. sub. notes
                       5 1/2s, 2002                                                                                334,563
            150,000  Integrated Process Equipment Corp. 144A cv.
                       sub. notes 6 1/4s, 2004                                                                      90,750
            579,000  Kent Electronics Corp. cv. sub. notes 4 1/2s, 2004                                            461,753
            350,000  Lam Research Corp. sub. notes 5s, 2002                                                        273,875
            100,000  Lernout & Hauspie Speech Products N.V. 144A cv.
                       sub. notes 8s, 2001 (Belgium)                                                               376,000
            477,000  Micron Technology, Inc. cv. sub. notes 7s, 2004                                               463,286
            429,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                                                309,953
            490,000  Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                        396,900
             15,000  Photronics, Inc. cv. sub. notes 6s, 2004                                                       15,338
            303,000  SCI Systems, Inc. cv. sub. notes 5s, 2006                                                     499,571
            125,000  Solectron Corp. 144A cv. sub. notes 6s, 2006                                                  215,625
            340,000  Thermo Instrument Systems, Inc. 144A cv. deb.
                       4 1/2s, 2003                                                                                293,675
            250,000  Thermo Instrument Systems, Inc. cv. company guaranty
                       Ser. RG, 4s, 2005                                                                           202,813
            282,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                                                    267,548
                                                                                                            --------------
                                                                                                                 5,139,733

Health Care (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            692,000  Alza Corp. cv. sub. LYON zero %, 2014                                                         434,230
          1,685,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                1,377,488
            160,000  HEALTHSOUTH Corp. 144A cv. sub. notes
                       3 1/4s, 2003                                                                                130,800
            200,000  Integrated Health Services, Inc. cv. sr. sub. deb
                       5 3/4s, 2001                                                                                172,250
            175,000  PhyMatrix, Inc. cv. sub. deb. 6 3/4s, 2003                                                     72,844
            300,000  Renal Treatment Centers, Inc. cv. sub. notes
                       5 5/8s, 2006                                                                                332,625
            130,000  Renal Treatment Centers, Inc. 144A cv. sub. notes
                       5 5/8s, 2006                                                                                144,138
            110,000  Tenet Health Care Corp. cv. sub. notes 6s, 2005                                                95,700
            200,000  U.S. Diagnostic Laboratories, Inc. 144A cv. sub. deb.
                       9s, 2003                                                                                    127,750
                                                                                                            --------------
                                                                                                                 2,887,825

Information Systems (--%)
--------------------------------------------------------------------------------------------------------------------------
            163,000  Quantum Corp. cv. sub. 7s, 2004                                                               145,885

Infrastructure (--%)
--------------------------------------------------------------------------------------------------------------------------
            255,000  Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                        231,094

Insurance and Finance (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            387,000  Berkshire Hathaway, Inc. cv. sr. notes 1s, 2001                                               491,490
             20,000  Dine S.A. de C.V. 144A company guaranty
                       8 3/4s, 2007 (Mexico)                                                                        15,400
          1,125,000  Mutual Risk Management 144A cv. sub. deb.
                       zero %, 2015                                                                                815,625
                                                                                                            --------------
                                                                                                                 1,322,515

Metals and Mining (--%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Inco Ltd. deb. 5 3/4s, 2004 (Canada)                                                          176,000
            200,000  Quanex Corp. cv. sub. deb. 6.88s, 2007                                                        177,000
                                                                                                            --------------
                                                                                                                   353,000

Oil and Gas (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            270,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                                             173,138
            350,000  Offshore Logistics, Inc. cv. sub. notes 6s, 2003                                              318,500
            150,000  Parker Drilling Co. cv. sub. notes 5 1/2s, 2004                                               109,875
            306,000  Pennzoil Co. cv. deb. 4.95s, 2008                                                             296,438
            200,000  Pride International, Inc. cv. sub. deb. 6 1/4s, 2006                                          206,750
            350,000  Swift Energy Co. cv. sub. notes 6 1/4s, 2006                                                  280,000
                                                                                                            --------------
                                                                                                                 1,384,701

Paper and Forest Products (--%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  APP Global Finance Ltd. 144A cv. company guaranty
                       3 1/2s, 2003 (United Kingdom)                                                                83,813

Pharmaceuticals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  Roche Holdings, Inc. 144A cv. unsub. LYON
                       zero %, 2010 (Switzerland)                                                                  187,313
              5,000  Sandoz Capital BVI Ltd. 144A cv. company guaranty
                       2s, 2002 (Switzerland)                                                                        8,545
            300,000  Sepracor, Inc. 144A cv. sub. deb. 6 1/4s, 2005                                                460,500
                                                                                                            --------------
                                                                                                                   656,358

Publishing (--%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  World Color Press, Inc. cv. sub. notes 6s, 2007                                               200,000

Real Estate (--%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004 (R)                                        144,563

Retail (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            280,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                                  525,350
            180,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                             152,550
            527,000  Office Depot, Inc. cv. LYON zero %, 2007                                                      399,203
             88,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                                              109,340
             55,000  Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                                     69,438
                                                                                                            --------------
                                                                                                                 1,255,881

Satellite Services (--%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Gilat Satellite Networks Ltd. cv. sub. notes
                       6 1/2s, 2004 (Israel)                                                                       245,250

Telecommunications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            478,000  Inacom Corp. cv. sub. deb. 4 1/2s, 2004                                                       409,885
            250,000  MIDCOM Communications, Inc. 144A cv. sub. deb.
                       8 1/4s, 2003 (In default) (NON)                                                              55,000
                                                                                                            --------------
                                                                                                                   464,885

Transportation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
GBP         200,000  British Airport Authority 144A cv. bonds 5 3/4s, 2006
                       (United Kingdom)                                                                            423,522
            250,000  Continental Airlines, Inc. cv. sub. deb. 6 3/4s, 2006                                         341,875
              5,000  TFM S.A. de C.V. company guaranty
                       10 1/4s, 2007 (Mexico)                                                                        4,650
                                                                                                            --------------
                                                                                                                   770,047
                                                                                                            --------------
                     Total Convertible Bonds and Notes
                       (cost $24,033,029)                                                                   $   21,753,096

CONVERTIBLE PREFERRED STOCKS (2.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Aerospace and Defense (--%)
--------------------------------------------------------------------------------------------------------------------------
              3,983  Coltec Capital Trust $2.625 cv. pfd.                                                   $      141,397

Automotive (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              4,800  Frederal-Mogul Corp. 144A $3.50 cv. cum. pfd.                                                 290,400
              5,182  Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                           228,656
                                                                                                            --------------
                                                                                                                   519,056

Basic Industrial Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,965  Case Corp. $4.50 cv. cum. pfd.                                                                233,439
              6,642  Owens-Illinois, Inc. $2.375 cv.pfd.                                                           266,510
                                                                                                            --------------
                                                                                                                   499,949

Broadcasting (0.1%)
--------------------------------------------------------------------------------------------------------------------------
                600  Chancellor Media Corp. $3.00 cv. cum. pfd.                                                     45,450
              2,000  Chancellor Media Corp. $3.50 cv. pfd.                                                         207,750
              4,100  Sinclair Broadcast Group, Inc. $3.00 cv. pfd.                                                 162,975
                                                                                                            --------------
                                                                                                                   416,175

Communications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,650  Evergreen Media Corp. 144A $3.00 cv. pfd.                                                     276,488
              6,725  Mediaone Group, Inc. Ser. D, $2.25 cv. pfd.                                                   583,814
                                                                                                            --------------
                                                                                                                   860,302

Computer Services and Software (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              7,505  Unisys Corp. Ser. A, $3.75 cv. pfd.                                                           380,410
              7,800  Vanstar Financial Trust Corp. 144A $3.375 cv. cum. pfd.                                       205,725
             10,301  Wang Laboratories, Inc. Ser. B, $3.25 cv. pfd.                                                468,696
                                                                                                            --------------
                                                                                                                 1,054,831

Conglomerates (--%)
--------------------------------------------------------------------------------------------------------------------------
             16,000  Cooper Industries, Inc. $0.81 cv. pfd.                                                        210,000

Consumer Non Durables (--%)
--------------------------------------------------------------------------------------------------------------------------
              4,900  DIMON, Inc. $8.50 cv. pfd.                                                                     66,150

Consumer Services (--%)
--------------------------------------------------------------------------------------------------------------------------
              5,500  Metromedia International Group, Inc. $3.625
                       cv. cum. pfd.                                                                               162,250

Electronics and Electrical Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              7,500  Lernout & Hauspie Speech Products N.V. 144A
                       $2.375 cv. pfd                                                                              261,563
              6,300  Pioneer Standard Electronics, Inc. 144A
                       $3.375 cv. pfd.                                                                             242,550
              8,670  Sensormatic Electronics Corp. 144A $1.625 cv. pfd.                                             94,286
                                                                                                            --------------
                                                                                                                   598,399

Food and Beverages (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              5,500  Dole Food Co., Inc. cv. pfd. (7.00%)                                                          167,750
              1,792  Ralston Purina Co. $4.336 cv. pfd.                                                             88,816
              6,989  Wendy's Financing Ser. A, $2.50 cv. pfd.                                                      342,461
                                                                                                            --------------
                                                                                                                   599,027

Health Care (--%)
--------------------------------------------------------------------------------------------------------------------------
             15,823  MedPartners, Inc. $6.50 cv. pfd.                                                              110,761

Insurance and Finance (0.6%)
--------------------------------------------------------------------------------------------------------------------------
              4,316  American Bankers Insurance Group, Inc. Ser. B,
                       $3.125 cv. pfd.                                                                             396,533
              7,742  American General Delaware Corp. $3.00 cv. cum. pfd.                                           669,683
              6,250  American Heritage Life Investment Corp.
                       $4.25 cv. pfd.                                                                              371,875
              6,300  CalEnergy Capital Trust $3.125 cv. cum. pfd.                                                  319,725
              4,000  CNF Trust I Ser. A, $2.50 cv. cum. pfd.                                                       202,000
              4,500  Devon Financing Trust $3.25 cv. pfd.                                                          266,063
              7,123  Finova Finance Trust $2.75 cv. cum. pfd.                                                      470,118
              5,000  Firstplus Financial Mandatory Common
                       Exchange Trust (The) $3.625 cv. pfd.                                                         40,625
              4,957  Fleetwood Capital Trust $3.00 cv. cum. pfd.                                                   218,108
             14,400  Lincoln National Corp. $0.463 cv. cum. pfd.                                                   255,600
              4,700  Matewan Bancshares, Inc. Ser. A, $3.75 cv. cum. pfd.                                          133,950
              4,700  Newell Financial Trust 144A $2.625 cv. cum. pfd.                                              252,038
              3,570  Penncorp Financial Group, Inc. 144A $3.50
                       cv. cum. pfd.                                                                                28,560
             28,475  Philadelphia Consolidated Holding Corp.
                       $0.534 cv. pfd.                                                                             252,716
              6,300  Protective Life Corp. $3.25 cv. cum. pfd.                                                     392,175
              3,450  St. Paul Capital LLC $3.00 cv. cum. pfd.                                                      213,469
              4,400  Suiza Capital Trust 144A cv. pfd.                                                             144,100
              5,000  Timet Capital Trust I 144A $3.312 cv. pfd.                                                    122,500
              5,035  Union Planters Corp. Ser. E, $2.00 cv. cum. pfd.                                              276,925
                                                                                                            --------------
                                                                                                                 5,026,763

Medical Supplies and Devices (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              2,508  Mckesson Corp. $2.50 cv. pfd.                                                                 266,475
              8,292  Owens & Minor, Inc. 144A $5.375 cv. pfd.                                                      381,432
                                                                                                            --------------
                                                                                                                   647,907

Metals and Mining (--%)
--------------------------------------------------------------------------------------------------------------------------
             15,900  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                              236,513
              1,575  Titanium Metals Corp. $3.313 cv. pfd.                                                          38,588
                                                                                                            --------------
                                                                                                                   275,101

Oil and Gas (0.1%)
--------------------------------------------------------------------------------------------------------------------------
                235  Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                                                4,700
              5,986  Neuvo Energy Ser. A, $2.875 cv. pfd.                                                          212,503
              7,750  Tosco Financing Trust 144A $2.875 cv. pfd.                                                    381,688
             10,620  Unocal Capital Trust $3.125 cv. cum. pfd.                                                     544,275
                                                                                                            --------------
                                                                                                                 1,143,166

Packaging and Containers (--%)
--------------------------------------------------------------------------------------------------------------------------
              2,989  Sealed Air Corp. Ser. A, $2.00 cv.pfd.                                                        119,186

Paper and Forest Products (--%)
--------------------------------------------------------------------------------------------------------------------------
              8,530  International Paper Co. $2.625 cv. pfd.                                                       403,043

Real Estate (--%)
--------------------------------------------------------------------------------------------------------------------------
             15,900  Equity Residential Property Ser. E, $1.75 cv. pfd. (R)                                        373,650

Retail (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              2,521  Ann Taylor Finance Trust $4.25 cv. cum. pfd.                                                  196,953
              3,468  Dollar General Strypes Trust $3.352 cv. pfd.                                                  115,528
             23,300  K mart Financing I $3.875 cum. cv. pfd.                                                     1,291,694
                                                                                                            --------------
                                                                                                                 1,604,175

Telecommunications (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              4,150  AirTouch Communications, Inc. Ser. C, $2.125
                       cv. cum. pfd.                                                                               332,259
            800,000  Rogers Communications cv. deb. 2s, 2005                                                       504,000
              5,000  Tele-Communications (TCI Group) Ser. A,
                       $2.125 cv. pfd.                                                                             437,500
                                                                                                            --------------
                                                                                                                 1,273,759

Transportation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              1,700  Hvide Capital Trust 144A $3.25 cv. pfd.                                                        40,800
              7,814  Union Pacific Capital Trust 144A $3.125 cum. cv. pfd.                                         357,491
              3,311  Union Pacific Capital Trust 144A $3.125 cum. cv. pfd.                                         154,789
                                                                                                            --------------
                                                                                                                   553,080

Utilities (0.1%)
--------------------------------------------------------------------------------------------------------------------------
              9,585  El Paso Energy Capital Trust $2.375 cv. pfd.                                                  464,873
              1,794  Houston Industries, Inc. $3.22 cv. pfd                                                        145,426
                400  Texas Utilities Co. $0.205 cv. pfd.                                                            18,400
                                                                                                            --------------
                                                                                                                   628,699
                                                                                                            --------------
                     Total Convertible Preferred Stocks
                       (cost $18,774,343)                                                                   $   17,286,826

FOREIGN GOVERNMENT BONDS AND NOTES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
DEM       6,510,000  Germany (Federal Republic of) bonds
                       Ser. 98, 5 5/8s, 2028                                                                $    4,192,701
DEM       1,990,000  Germany (Federal Republic of) Unity Fund
                       bonds 8s, 2002                                                                            1,360,427
USD       3,555,000  Ontario (Province of) sr. unsub. 5 1/2s, 2008                                               3,562,821
USD         775,000  Quebec (Province of) deb. Ser. NN,
                       7 1/8s, 2024                                                                                812,905
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $9,298,756)                                                                    $    9,928,854

ASSET-BACKED SECURITIES (0.4%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 1,591,108  Green Tree Recreational Equipment & Cons Ser. 97-B,
                       Class A1, 6.55s, 2028                                                                $    1,638,654
          1,115,950  Green Tree Recreational Equipment & Cons. Ser. 98-A,
                       Class A1C, 6.18s, 2019                                                                    1,140,404
          7,525,000  Lehman Manufactured Housing Ser. 98-1, Class 1
                       Interest Only, 0.82s, 2028                                                                  339,213
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $3,098,245)                                        $    3,118,271

PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,245  AmeriKing, Inc. $3.25 pfd. (PIK)                                                       $       29,880
                  6  Anvil Holdings Ser. B, $3.25 pfd. (PIK)                                                           120
                112  Capstar Broadcasting Inc. 144A $12.00 pfd. (PIK)                                               12,544
                315  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                                  15,593
                 51  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                             37,995
              1,086  CSC Holdings, Inc. Ser. M, $11.125 cum. (PIK)                                                 118,917
                 15  Echostar Communications, Inc. 12.125% pfd. (PIK)                                               14,250
                 66  El Paso Electric Co. $11.40 pfd (PIK)                                                           7,046
                170  Fresenius Medical Capital Trust II company guaranty
                       7 7/8%, pfd. (Germany)                                                                      158,950
                 55  Fresenius Medical Care Capital Trust I company guaranty
                       9.00% pfd. (Germany)                                                                         55,000
              1,349  Nextlink Communications, Inc. 144A $7.00 pfd. (PIK)                                            62,729
                 15  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                            138,000
                590  SFX Broadcasting, Inc. Ser. E, $12.625 pfd. (PIK)                                              69,620
                                                                                                            --------------
                     Total Preferred Stocks (cost $732,630)                                                 $      720,644

UNITS (--%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                 40  Bestel S.A. de CV units, stepped-coupon zero %
                       (12 3/4s,5/15/03), 2005 (Mexico) (STP)                                               $       22,400
                 60  Birch Telecom, Inc. 144A units 14s, 2008                                                       51,000
                120  Diva Systems Corp. 144A units stepped-coupon zero %
                       (12 5/8s, 3/1/03), 2008 (STP)                                                                38,400
                 90  Long Distance International, Inc. 144A units
                       12 1/4s, 2008                                                                                72,900
                 80  Mediq Inc. Units 144A units, 13s, 2009                                                         37,600
                 20  Onepoint Communications, Inc. units 14 1/2s, 2008                                               9,000
                160  Rhythms Netcon 144A units stepped-coupon zero %
                       (13 1/2s, 5/15/03), 2008 (STP)                                                               57,600
                 80  Startec Global Communications Corp. units 12s, 2008                                            58,800
                 60  Telehub Communications Corp. units stepped-coupon
                       zero %, (13 7/8s,7/31/02), 2005 (STP)                                                        30,600
                 50  Transam Refinance, Inc. 144A units 16s, 2003                                                   17,500
                                                                                                            --------------
                     Total Units (cost $528,473)                                                            $      395,800

WARRANTS (--%) (a) (NON)                                                                        EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                100  Allegiance Telecom, Inc.                                                   2/3/08      $        1,600
                225  Cellnet Data Systems, Inc.                                                 10/1/07              9,000
                 30  Club Regina, Inc. 144A                                                     4/15/06                 30
                 40  Colt Telecommunications Group PLC                                          12/31/06            12,000
              1,275  DTI Holdings Inc.                                                          3/1/08                  64
                 70  Epic Resorts                                                               6/15/05                  1
                 40  Esat Holdings, Inc. (Ireland)                                              2/1//07              1,400
                748  Fitzgeralds Gaming Co.                                                     12/19/98                 7
                 40  Globalstar Telecom 144A                                                    2/15/04              1,200
                150  Intermedia Communications, Inc.                                            6/1/00               8,235
                 80  KMC Telecom Holdings, Inc.                                                 4/15/08              1,280
                 85  Knology Holdings, Inc. 144A                                                10/15/07               128
                900  Louisiana Casino Cruises, Inc. 144A                                        12/1/98             47,700
                 45  McCaw International Ltd.                                                   4/15/07                180
                 60  Pathnet, Inc. 144A                                                         4/15/08                600
                125  UIH Australia/Pacific, Inc. 144A                                           5/15/06                625
                 40  Versatel Telecom 144A                                                      5/15/08                400
                                                                                                            --------------
                     Total Warrants (cost $21,927)                                                          $       84,450

SHORT-TERM INVESTMENTS (7.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $10,000,000  Bank Of Nova Scotia effective yield of 5.08%,
                       November 18, 1998 (Canada)                                                           $    9,976,011
         17,705,000  Delaware Funding Corp. effective yield of 5.15%,
                       December 31, 1998                                                                        17,553,927
         30,710,000  Interest in $750,000,000 joint tri-party repurchase agreement dated October 30, 1998 with
                       Golman Sachs due November 2, 1998 with
                       respect to various U.S. Treasury obligations --
                       maturity value of $30,723,768 for an
                       effective yield of 5.38%                                                                 30,719,179
                                                                                                            --------------
                     Total Short-Term Investments (cost $58,249,117)                                        $   58,249,117
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $772,347,362) (b)                                              $  819,969,429
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $806,630,697.

  (b) The aggregate identified cost on a tax basis is $772,966,082, resulting in gross unrealized appreciation and depreciation of $85,072,509 and $38,069,162, respectively, or net unrealized appreciation of $47,003,347.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1998 was $327,850 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(CUS) This entity provides subcustodian services to the fund.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR, after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities. (Note 1)

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at October 31, 1998, which are subject to change based on the terms of the security.

-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1998
                                     Aggregate Face     Delivery    Unrealized
                        Market Value     Value            Date     Appreciation
-------------------------------------------------------------------------------
Deutschemarks           $17,418,971   $16,696,204       12-16-98     $722,767
-------------------------------------------------------------------------------

Forward Currency Contracts to Sell at October 31, 1998
                                     Aggregate Face     Delivery    Unrealized
                        Market Value     Value            Date     Depreciation
-------------------------------------------------------------------------------
Deutschemarks           $24,480,278   $23,438,649       12-16-98  $(1,041,629)
-------------------------------------------------------------------------------

Futures Contracts Outstanding at October 31, 1998
                                     Aggregate Face    Expiration   Unrealized
                        Market Value     Value            Date     Appreciation
-------------------------------------------------------------------------------

U.S. Treasury Bond
20 yr (Long)             $4,769,531    $4,642,181         Dec-98     $127,350
-------------------------------------------------------------------------------

TBA Sales Commitments at October 31, 1998
(Proceeds receivable $4,214,358)
                                        Principal      Settlement     Market
                                         Amount           Date        Value
-------------------------------------------------------------------------------
FNMA 6s, November 2013                 $4,230,000       11/17/98   $4,247,174
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $772,347,362) (Note 1)        $819,969,429
-----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                            6,346,678
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,908,713
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       11,435,641
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          16,820
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                          722,767
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                         15,900
-----------------------------------------------------------------------------------------------
Total assets                                                                        840,415,948

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      2,082,396
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     23,874,056
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              745,516
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,209,761
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              122,726
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           13,948
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                872
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  262,859
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           1,041,629
-----------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $4,214,358)                      4,247,174
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  184,314
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    33,785,251
-----------------------------------------------------------------------------------------------
Net assets                                                                         $806,630,697

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $710,449,939
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            182,380
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                               48,391,381
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                         47,606,997
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $806,630,697

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($644,902,384 divided by 58,559,551 shares)                                              $11.01
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.01)*                                  $11.68
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($149,711,534 divided by 13,709,392 shares)**                                            $10.92
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,016,779 divided by 1,096,779 shares)                                                $10.96
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.96)*                                  $11.36
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net of foreign tax of $2,197)                                             $25,727,786
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $10,694)                                             9,359,963
-----------------------------------------------------------------------------------------------
Total investment income                                                              35,087,749

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      4,688,079
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,607,724
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       20,187
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         10,437
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,582,941
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 1,186,920
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    77,335
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  82,578
-----------------------------------------------------------------------------------------------
Registration fees                                                                        18,725
-----------------------------------------------------------------------------------------------
Auditing                                                                                 68,706
-----------------------------------------------------------------------------------------------
Legal                                                                                     8,961
-----------------------------------------------------------------------------------------------
Postage                                                                                 155,486
-----------------------------------------------------------------------------------------------
Other                                                                                    70,283
-----------------------------------------------------------------------------------------------
Total expenses                                                                        9,578,362
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (347,106)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          9,231,256
-----------------------------------------------------------------------------------------------
Net investment income                                                                25,856,493
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     50,683,637
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (2,352,355)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         705,094
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                     23,810
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                       40,641
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures, and
TBA sale commitments during the year                                                (23,058,938)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              26,041,889
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $51,898,382
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 25,856,493    $ 22,489,324
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                        49,060,186      56,330,359
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                        (23,018,297)     24,816,482
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 51,898,382     103,636,165
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (20,208,084)    (19,923,868)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (3,074,445)     (1,699,007)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (283,338)       (173,862)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (49,312,780)    (31,157,500)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (7,189,378)     (2,267,224)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (717,582)       (234,795)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   158,747,947      93,039,915
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        129,860,722     141,219,824

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   676,769,975     535,550,151
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $182,380 and $135,224, respectively)                                     $806,630,697    $676,769,975
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.48           $10.67            $9.84            $8.68            $9.28
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .40(c)           .42              .44              .45              .43
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .46             1.46             1.01             1.17             (.49)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .86             1.88             1.45             1.62             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.36)            (.40)            (.43)            (.46)            (.43)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.97)            (.67)            (.19)              --             (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.33)           (1.07)            (.62)            (.46)            (.54)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.01           $11.48           $10.67            $9.84            $8.68
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.86            18.87            15.31            19.32             (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $644,902         $585,624         $496,882         $468,725         $455,299
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.13             1.15             1.20             1.15             1.08
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.51             3.73             4.28             4.93             4.92
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             124.34           152.66           142.36           131.00           125.69
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                           Feb. 1, 1994+
operating performance                                                 Year ended October 31                           to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.40           $10.60            $9.80            $8.67            $9.31
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .31(c)           .35              .36              .38              .34
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .46             1.45             1.00             1.15             (.60)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .77             1.80             1.36             1.53             (.26)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.28)            (.33)            (.37)            (.40)            (.27)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.97)            (.67)            (.19)              --             (.11)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.25)           (1.00)            (.56)            (.40)            (.38)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $10.92           $11.40           $10.60            $9.80            $8.67
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.08            18.11            14.36            18.25            (2.75)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $149,712          $82,759          $35,118          $10,073           $4,196
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.88             1.90             1.97             1.91             1.34*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.76             2.98             3.51             4.09             3.20*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             124.34           152.66           142.36           131.00           125.69
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          Mar. 17, 1995+
operating performance                                                         Year ended October 31                   to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.44           $10.63            $9.82            $8.88
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .34(c)           .36              .42              .25
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .45             1.47              .98              .90
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .79             1.83             1.40             1.15
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.30)            (.35)            (.40)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.97)            (.67)            (.19)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.27)           (1.02)            (.59)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $10.96           $11.44           $10.63            $9.82
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             7.30            18.41            14.76            13.13*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $12,017           $8,387           $3,551             $522
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.63             1.65             1.72             1.09*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             3.01             3.23             3.74             2.76*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              124.34           152.66           142.36           131.00
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements.
    Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

Putnam Balanced Retirement Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current return by investing in a diversified portfolio of equity and debt securities, with secondary objective of stability of principle.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations, such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1998, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, nontaxable dividends, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, realized gains and losses on passive foreign investment companies, and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1998, the fund reclassified $2,243,470 to increase distributions in excess of net investment income and $652 to decrease paid-in-capital, with an increase to accumulated net realized gains on investments of $2,244,122. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $347,106 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $850 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.75% of the average net assets attributable to class A, class B, and class M shares, respectively.

For the year ended October 31, 1998 Putnam Mutual Funds Corp., acting as underwriter received net commissions of $290,751 and $11,924 from the sale of class A and class M shares, respectively and received $173,589 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $2,810 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $644,321,282 and $618,679,155, respectively. Purchases and sales of U.S. government obligations aggregated $314,867,375 and $291,662,120, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                                   Contract          Premiums
                                                   Amounts           Received
-----------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                       --               $ --
-----------------------------------------------------------------------------
Options opened                                      75,000             23,810
-----------------------------------------------------------------------------
Options expired                                    (75,000)           (23,810)
-----------------------------------------------------------------------------
Options closed                                          --                 --
-----------------------------------------------------------------------------
Written options
outstanding at
end of year                                             --               $ --
-----------------------------------------------------------------------------

Note 4
Capital shares

At October 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,014,274       $122,760,010
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,783,073         52,005,749
-----------------------------------------------------------------------------
                                                15,797,347        174,765,759

Shares
repurchased                                     (8,230,021)       (91,550,973)
-----------------------------------------------------------------------------
Net increase                                     7,567,326       $ 83,214,786
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,967,018       $108,022,258
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,382,364         35,489,762
-----------------------------------------------------------------------------
                                                13,349,382        143,512,020

Shares
repurchased                                     (8,922,742)       (97,565,460)
-----------------------------------------------------------------------------
Net increase                                     4,426,640       $ 45,946,560
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      9,671,097       $106,622,401
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      806,588          8,717,305
-----------------------------------------------------------------------------
                                                10,477,685        115,339,706

Shares
repurchased                                     (4,026,790)       (43,819,735)
-----------------------------------------------------------------------------
Net increase                                     6,450,895       $ 71,519,971
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,602,648       $ 71,376,745
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      313,305          3,282,332
-----------------------------------------------------------------------------
                                                 6,915,953         74,659,077

Shares
repurchased                                     (2,969,623)       (31,940,101)
-----------------------------------------------------------------------------
Net increase                                     3,946,330       $ 42,718,976
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        525,863         $5,826,012
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       87,480            947,225
-----------------------------------------------------------------------------
                                                   613,343          6,773,237

Shares
repurchased                                       (249,916)        (2,760,047)
-----------------------------------------------------------------------------
Net increase                                       363,427         $4,013,190
-----------------------------------------------------------------------------

                                                           Year ended
                                                        October 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        480,548         $5,284,277
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       33,306            349,022
-----------------------------------------------------------------------------
                                                   513,854          5,633,299

Shares
repurchased                                       (114,446)        (1,258,920)
-----------------------------------------------------------------------------
Net increase                                       399,408         $4,374,379
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $46,203,590 as capital gain, for its taxable year ended October 31, 1998.

The fund has designated 31.80% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Edward H. D'Alelio
Vice President

Anthony I. Kreisel
Vice President

Edward P. Bousa
Vice President and Fund Manager

Jeffrey J. Kobylarz
Vice President and Fund Manager

Charles G. Pohl
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Balanced Retirement Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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AN018-47868 034/243/908  12/98